----------------------
                                                          THE LIPPER FUNDS, INC.
                                                          ----------------------

                                                   LIPPER HIGH INCOME BOND FUND



                 Semi-Annual Report
                 ===============================================================
                                                                 June 30, 1999

                                TABLE OF CONTENTS


    Shareholder's Letter......................................     1-2
    Portfolio of Investments..................................     3-7
    Statement of Assets and Liabilities.......................       8
    Statement of Operations...................................       9
    Statement of Changes in Net Assets........................      10
    Financial Highlights......................................      11
    Notes to Financial Statements.............................   12-14

THE LIPPER FUNDS, INC.                                       SEMI-ANNUAL REPORT
LIPPER HIGH INCOME BOND FUND                                      June 30, 1999


Dear Shareholder:

     We are pleased to present the Semi-Annual Report for the Lipper High Income Bond Fund for the six months ended June 30, 1999. The Lipper High Income Bond Fund is one of three investment portfolios, together with the Lipper U.S. Equity Fund and the Lipper Prime Europe Equity Fund, which comprise The Lipper Funds, Inc. This report presents the financial statements and performance review of the Lipper High Income Bond Fund (the "Fund") for the six months ended June 30, 1999.

     The Lipper High Income Bond Fund seeks to achieve high total returns while preserving capital by investing in a diversified portfolio of quality, high yield, intermediate-term bonds rated BBB to B-. As of June 30, 1999, the portfolio consisted of 104 securities representing 25 industries. The average credit quality of the portfolio was BB-. The Fund's weighted average coupon was approximately 9.1% and the average yield to maturity was approximately 9.1%. The Fund maintained an average maturity of 6.2 years and an effective duration of
3.7 years.

     The Fund seeks to manage credit risk and minimize interest rate risk through in-depth credit analysis, portfolio diversification and by investing in securities with short-to-intermediate term maturities. To manage default risk, the Fund invests in companies with proven track records of established cash flow, invests exclusively in cash-pay bonds, favors bonds that are senior in the capital structure and avoids companies where it is difficult to quantify the inherent risks. Due in part to this discipline, the Fund has never experienced a default with respect to any bond holding. Further, the Fund's consistently strong performance has earned the Fund a five-star rating from Morningstar, Inc. out of 1,543 fixed income funds for the three-year period ending June 30, 1999.*

     The high yield bond market performed well during the first quarter of 1999, but inflationary concerns and uncertainty regarding the outlook of U.S. interest rates negatively impacted the market during the second quarter of 1999. This retreat was further supported by the U.S. Federal Reserve's adoption of a tightening bias at the Federal Open Market Committee (F.O.M.C.) meeting on May 18, 1999, which caused the market to price in an anticipated rate hike of as much as 50 basis points. In addition, the high yield market suffered from volatility in the stock market and profit taking by portfolio managers looking to lock in gains earned earlier in the year. Overall, these factors gave a negative tone to the high yield market.

     On June 30, 1999, the F.O.M.C. voted to increase its target for the Federal funds rate, the overnight rate for interbank borrowing, by 25 basis points, to 5%. Further, the F.O.M.C. abandoned its tightening bias and adopted a neutral stance regarding near term policy action. As a result, stocks and bonds rallied sharply, with the Dow Jones industrial average jumping 155 points and the 30-Year Treasury yield falling below 6%. Similarly, the high yield bond market rallied in tandem. We expect the Federal Reserve's decision to continue to have a positive impact on the high yield market in the second half of 1999.

     Notwithstanding the difficulties experienced during the months of May and June, high yield bonds performed relatively well during the first half of 1999, outperforming most fixed income asset classes. Year-to-date as of June 30, 1999, the Lipper High Income Bond Fund Premier Shares generated a net return of 3.53%. This return compares favorably with the 10-Year Treasury Bond, which generated a return of -6.47% for the period, and the Fund's benchmark index, the Lehman Brothers BB Intermediate Bond Index, which generated a return of 0.58% for the period.** Further, the Fund's Premier Shares outperformed the 3.22% average total return generated by all high yield funds tracked by Morningstar, Inc. for the six-month period ended June 30, 1999 and ranked in the top 5% of the 279 high yield funds tracked by Morningstar, Inc. for the trailing 12-month period ended June 30, 1999.*** Although the fixed income markets have been disappointing in general, the Lipper High Income Bond Fund performed relatively well during the first half of 1999, and we expect improved performance during the second half of 1999.

     Although spreads over Treasuries have narrowed since their peaks in August and October of 1998, spreads have not yet returned to historical norms. According to Donaldson Lufkin & Jenrette's HighYield Research

Department, as of June 30, 1999, the spread of all high yield bonds over comparable U.S. Treasury bonds was 549 basis points. This compares to an average spread of 429 basis points between January 1, 1993 and June 30, 1999. Similarly, the spread of BB-rated bonds over comparable U.S. Treasuries was 339 basis points on June 30, 1999, versus an average spread of 291 basis points between January 1, 1993 and June 30, 1999. Consequently, we expect additional spread tightening in the high yield bond market.

     Our outlook for the Lipper High Income Bond Fund is positive. Given the strength of the U.S. dollar relative to other currencies, the negative impact that a significant interest rate hike would have on U.S. trade and the Federal Reserve's current policy predisposition, we expect interest rates to remain relatively stable in the near term. Further, we believe the current U.S. economic environment supports an optimistic outlook for high yield bonds. We expect U.S. economic growth to continue, unemployment to remain low and strengthening productivity to continue to contain inflationary pressures, making U.S. bond yields attractive on both an absolute and relative basis. Considering that high yield bond spreads are still wider than historical levels, we also believe there is room for additional spread tightening in the high yield market, providing additional support for investing in high yield bonds.

     In the second half of 1999, the Fund will continue to pursue its investment strategy of adding value by investing and trading issues which, based upon internal analysis, offer attractive yields compared to their official credit rating or market perceptions. Particularly, the portfolio manager will continue to focus on higher quality bonds that generate sufficient cash flow to cover interest expense and capital expenditures and maintain reasonable debt to cash flow ratios. We expect to maintain the Fund's stated average maturity and duration on the shorter end of the maturity spectrum, which currently offers greater value than longer dated paper.

     We hope you find the enclosed report informative. We appreciate your participation in the Lipper High Income Bond Fund.

                                    Sincerely,


                                     /s/ KENNETH LIPPER
                                    --------------------------------------------
                                     President and Chairman of the Board

------------
* Past performance is no guarantee of future results. The Morningstar, Inc. ratings reflect risk-adjusted performance for the Lipper High Income Bond Fund Premier, Retail and Group Retirement Plan Shares as of 6/30/99. These classes have a common portfolio. The Morningstar, Inc. ratings may change monthly and are calculated from a fund's three, five and ten-year (as available) average annual total returns (which include reinvestment of dividends and capital gains) in excess of 90-day treasury bill returns, with appropriate fee adjustments and a risk factor reflecting fund performance below 90-day treasury bill returns. The top 10% of funds in each broad asset class receive five stars. Fee waivers and reimbursements were in effect for the Lipper High Income Bond Fund for the period 4/1/96 through 6/30/99, without which total returns would have been lower.

** The Lehman Brothers BB Intermediate Bond Index is an unmanaged index comprised of BB-rated bonds with maturities of less than 10 years. The performance of the index does not reflect management fees or transaction costs, and one cannot invest directly in an unmanaged index.

*** The Morningstar, Inc. ranking compares the total returns (including reinvestment of dividends and capital gains) of the Lipper High Income Bond Fund Premier Shares with all funds in the same Morningstar category for the trailing 12-month period ended 6/30/99. This ranking may change monthly.

                          LIPPER HIGH INCOME BOND FUND
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 1999 (UNAUDITED)


                                                                                   Face
                                                                                  Amount              Value
                                                                                 ----------        -----------
CORPORATE BONDS (89.2%)
ADVERTISING & BROADCASTING (4.1%)
   Ackerley Group, Inc. 9.00%, 01/15/09.......................................   $  500,000        $   492,500
   Lamar Advertising Co. 9.625%, 12/01/06.....................................    1,000,000          1,025,000
   Outdoor Systems, Inc. 9.375%, 10/15/06.....................................    1,000,000          1,068,750
   Salem Communications Corp., Series B 9.50%, 10/01/07.......................    1,000,000          1,055,000
                                                                                                   -----------
                                                                                                     3,641,250
                                                                                                   -----------
AEROSPACE & DEFENSE (2.8%)
   BE Aerospace, Series B 8.00%, 03/01/08.....................................    1,000,000            940,000
   Sequa Corp. 9.625%, 10/15/99...............................................      500,000            506,875
   Wyman-Gordon Co. 8.00%, 12/15/07...........................................    1,000,000          1,090,000
                                                                                                   -----------
                                                                                                     2,536,875
                                                                                                   -----------
AUTO MANUFACTURING & RELATED (4.2%)
   Delco Remy International, Inc. 10.625%, 08/01/06...........................    1,000,000          1,025,000
+  Federal-Mogul Corp. 7.375%, 01/15/06.......................................    1,000,000            947,360
   Hayes Wheels International, Inc. 11.00%, 07/15/06..........................      750,000            817,500
   Lear Seating 8.25%, 02/01/02...............................................    1,000,000            985,000
                                                                                                   -----------
                                                                                                     3,774,860
                                                                                                   -----------
BEVERAGES & BOTTLING (1.1%)
   Canandaigua Wine, Inc. 8.75%, 12/15/03.....................................    1,000,000            987,500
                                                                                                   -----------
CABLE/DISTRIBUTED ENTERTAINMENT (5.1%)
   Adelphia Communications, Series B 9.25%, 10/01/02..........................    1,000,000          1,020,000
+  Charter Communication Holdings, LLC 8.25%, 04/01/07........................      625,000            598,438
   CSC Holding, Inc. 9.25%, 11/01/05..........................................      750,000            776,250
+  Echostar DBS Corp. 9.25%, 02/01/06.........................................    1,000,000          1,025,000
   Fundy Cable Ltd. 11.00%, 11/15/05..........................................    1,000,000          1,095,000
                                                                                                   -----------
                                                                                                     4,514,688
                                                                                                   -----------
CAPITAL GOODS, EQUIPMENT & OTHER MANUFACTURING (1.1%)
   American Standard, Inc. 7.125%, 02/15/03...................................      500,000            485,625
+  International Game Technology 7.875%, 05/15/04.............................      500,000            491,250
                                                                                                   -----------
                                                                                                       976,875
                                                                                                   -----------
CHEMICALS (3.5%)
   Georgia Gulf Corp. 7.625%, 11/15/05........................................      750,000            742,680
   Lyondell Chemical Co. 9.90%, 05/01/00......................................      500,000            510,775
+  Lyondell Chemical Co. 9.875%, 05/01/07.....................................      750,000            772,500
+  Scotts Co. 8.625%, 01/15/09................................................    1,100,000          1,083,500
                                                                                                   -----------
                                                                                                     3,109,455
                                                                                                   -----------
CONSUMER PRODUCTS (1.8%)
   Herff Jones, Inc. 11.00%, 08/15/05.........................................      750,000            802,500
   Selmer Co., Inc. 11.00%, 05/15/05..........................................      750,000            798,750
                                                                                                   -----------
                                                                                                     1,601,250
                                                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            JUNE 30, 1999 (UNAUDITED)



                                                                                    Face
                                                                                   Amount             Value
                                                                                 ---------         ------------
ELECTRICAL EQUIPMENT (2.3%)
   Amphenol Corp. 9.875%, 05/15/07............................................   $1,000,000        $ 1,025,000
+  Filtronic plc 10.00%, 12/01/05.............................................    1,000,000          1,005,000
                                                                                                   -----------
                                                                                                     2,030,000
                                                                                                   -----------
ELECTRIC UTILITIES & POWER (3.4%)
   AES Corp. 8.375%, 08/15/07.................................................    1,125,000          1,060,313
   Calpine Corp. 7.625%, 04/15/06.............................................      500,000            482,500
+  CMS Energy Corp. 6.75%, 01/15/04...........................................      500,000            471,190
   Cogentrix Energy, Inc. 8.10%, 03/15/04.....................................    1,000,000            990,390
                                                                                                   -----------
                                                                                                     3,004,393
                                                                                                   -----------
ENERGY (7.9%)
   Canadian Occidental Petroleum 7.125%, 02/04/04.............................    1,000,000            986,050
   Ferrellgas Partners LP 9.375%, 06/15/06....................................      500,000            492,500
   Gulf Canada Resources Ltd. 9.25%, 01/15/04.................................      750,000            766,710
   Nuevo Energy Co. 9.50%, 04/15/06...........................................      875,000            870,625
   Pride Petroleum Services, Inc. 9.375%, 05/01/07............................    1,000,000            995,000
   Seagull Energy, Inc. 8.625%, 08/01/05......................................      750,000            738,750
   Tuboscope, Inc. 7.50%, 02/15/08............................................      500,000            442,845
   Veritas DGC, Inc. 9.75%, 10/15/03..........................................      750,000            776,250
   Vintage Petroleum 9.00%, 12/15/05..........................................    1,000,000            997,500
                                                                                                   -----------
                                                                                                     7,066,230
                                                                                                   -----------
ENTERTAINMENT (4.0%)
+  Marvel Enterprises, Inc. 12.00%, 06/15/09..................................      500,000            521,250
   Park Place Entertainment 7.875%, 12/15/05..................................    1,000,000            955,000
   Premier Parks, Inc., Series A 12.00%, 08/15/03.............................    1,000,000          1,072,340
   Premier Parks, Inc. 9.25%, 04/01/06........................................      500,000            495,000
   Six Flags Entertainment Corp. 8.875%, 04/01/06.............................      500,000            495,000
                                                                                                   -----------
                                                                                                     3,538,590
                                                                                                   -----------
ENVIRONMENTAL SERVICES (1.6%)
   Allied Waste N.A. 7.375%, 01/01/04.........................................      500,000            475,000
   Allied Waste N.A. 7.625%, 01/01/06.........................................      500,000            468,750
   Allied Waste N.A. 7.875%, 01/01/09.........................................      500,000            465,000
                                                                                                   -----------
                                                                                                     1,408,750
                                                                                                   -----------
FINANCIAL INSTITUTIONS (3.4%)
   DVI, Inc. 9.875%, 02/01/04.................................................    1,000,000            975,000
   Navistar Financial Corp., Series B 9.00%, 06/01/02.........................    1,000,000          1,030,000
   Reliance Group Holdings 9.75%, 11/15/03....................................    1,000,000          1,015,000
                                                                                                   -----------
                                                                                                     3,020,000
                                                                                                   -----------
FOOD & FOOD SERVICES (3.5%)
   Host Mar Travel Plaza, Class B 9.50%, 05/15/05.............................    1,000,000          1,035,000
   Keebler Corp. 10.75%, 07/01/06.............................................    1,030,000          1,133,000
   SC International Services, Series B 9.25%, 09/01/07........................    1,000,000          1,025,000
                                                                                                   -----------
                                                                                                     3,193,000
                                                                                                   -----------



    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            JUNE 30, 1999 (UNAUDITED)


                                                                                     Face
                                                                                    Amount            Value
                                                                                 ---------         ------------
HEALTHCARE SERVICES & RELATED (4.7%)
   Columbia/HCA Healthcare 6.41%, 06/15/00....................................   $1,000,000        $   989,660
+  Lifepoint Hospitals Holdings 10.75%, 05/15/09..............................      500,000            512,500
   Quorum Health Group, Inc. 8.75%, 11/01/05..................................    1,000,000            975,000
   Tenet Healthcare Corp. 8.625%, 01/15/07....................................    1,250,000          1,231,250
+  Triad Hospitals Holdings 11.00%, 05/15/09..................................      500,000            511,250
                                                                                                   -----------
                                                                                                     4,219,660
                                                                                                   -----------
HOMEBUILDING & BUILDING MATERIALS (6.4%)
   D.R. Horton, Inc. 8.375%, 06/15/04.........................................    1,000,000            997,500
   Kaufman & Broad Home 9.375%, 05/01/03......................................    1,000,000          1,020,000
   Nortek, Inc. 9.875%, 03/01/04..............................................      750,000            757,500
   NVR, Inc. 8.00%, 06/01/05..................................................    1,000,000            975,000
   Republic Group, Inc. 9.50%, 07/15/08.......................................    1,000,000            992,500
   U.S. Home Corp. 7.95%, 03/01/01............................................    1,000,000            997,500
                                                                                                   -----------
                                                                                                     5,740,000
                                                                                                   -----------
HOTELS (1.9%)
   HMH Properties, Series A 7.875%, 08/01/05..................................    1,000,000            960,000
   Red Roof Inns, Inc. 9.625%, 12/15/03.......................................      750,000            768,750
                                                                                                   -----------
                                                                                                     1,728,750
                                                                                                   -----------
METALS (2.9%)
   AK Steel Corp. 9.125%, 12/15/06............................................    1,000,000          1,035,000
   Ivaco, Inc. 11.50%, 09/15/05...............................................    1,000,000          1,036,250
   Ryerson Tull, Inc. 8.50%, 07/15/01.........................................      500,000            513,430
                                                                                                   -----------
                                                                                                     2,584,680
                                                                                                   -----------
PAPER & FOREST PRODUCTS (6.8%)
   Boise Cascade Co. 9.85%, 06/15/02..........................................    1,000,000          1,060,760
   Buckeye Cellulose Corp. 8.50%, 12/15/05....................................      875,000            866,250
   Container Corp. of America, Series A 11.25%, 05/01/04......................    1,000,000          1,053,750
+  Packaging Corp. of America 9.625%, 04/01/09................................    1,000,000          1,020,000
   Tembec Finance Corp. 9.875%, 09/30/05......................................    1,000,000          1,050,000
   U.S. Timberlands 9.625%, 11/15/07..........................................    1,000,000          1,005,000
                                                                                                   -----------
                                                                                                     6,055,760
                                                                                                   -----------
PUBLISHING (2.3%)
   Hollinger International, Inc. 9.25%, 02/01/06..............................    1,000,000          1,032,500
   K-III Communications Corp. (Primedia, Inc.) 10.25%, 06/01/04...............    1,000,000          1,040,000
                                                                                                   -----------
                                                                                                     2,072,500
                                                                                                   -----------
RETAILERS (1.4%)
   Southland Corp. 5.00%, 12/15/03............................................      750,000            648,750
   Southland Corp., Series A 4.50%, 06/15/04..................................      750,000            618,750
                                                                                                   -----------
                                                                                                     1,267,500
                                                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            JUNE 30, 1999 (UNAUDITED)



                                                                                   Face
                                                                                  Amount              Value
                                                                                 ----------        ------------
TELECOMMUNICATIONS (6.1%)
+  Alaska Communications System 9.375%, 05/15/09..............................   $  500,000        $   483,750
+  Alestra S.A. 12.625%, 05/15/09.............................................      500,000            485,000
   Intermedia Communications, Series B 8.875%, 11/01/07.......................    1,000,000            952,500
   Level 3 Communications, Inc. 9.125%, 05/01/08..............................    1,000,000            991,250
   Loral Space & Communication Ltd 9.50%, 01/15/06............................      750,000            660,000
   Psinet, Inc., Series B 10.00%, 02/15/05....................................    1,000,000          1,000,000
   Verio, Inc. 10.375%, 04/01/05..............................................      875,000            894,687
                                                                                                   -----------
                                                                                                     5,467,187
                                                                                                   -----------
TEXTILE/APPAREL MANUFACTURING (2.4%)
   Interface, Inc., Series B 9.50%, 11/15/05..................................      750,000            772,500
   Pillowtex Corp. 10.00%, 11/15/06...........................................      500,000            475,000
   WestPoint Stevens 7.875%, 06/15/05.........................................    1,000,000            983,750
                                                                                                   -----------
                                                                                                     2,231,250
                                                                                                   -----------
TRANSPORTATION (4.5%)
   Cenargo International plc 9.75%, 06/15/08..................................    1,000,000            940,000
   Continental Airlines, Inc. 8.00%, 12/15/05.................................    1,000,000            971,380
+  Pacer International, Inc. 11.75%, 06/01/07.................................      500,000            490,000
   Sea Containers Ltd. 9.50%, 07/01/03........................................      750,000            766,875
   Sea Containers Ltd., Series A 12.50%, 12/01/04.............................      750,000            817,500
                                                                                                   -----------
                                                                                                     3,985,755
                                                                                                   -----------
TOTAL CORPORATE BONDS (COST $80,746,182)......................................                      79,756,758
                                                                                                   -----------



    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            JUNE 30, 1999 (UNAUDITED)



                                                                                    Face
                                                                                    Amount            Value
                                                                                 ----------        ------------
CONVERTIBLE BONDS (5.5%)
AUTO MANUFACTURING & RELATED (0.5%)
   Mascotech, Inc. 4.50%, 12/15/03............................................   $  500,000        $   407,500
                                                                                                   -----------
CAPITAL GOODS, EQUIPMENT & OTHER MANUFACTURING (2.4%)
   Hexcel Corp. 7.00%, 08/01/03...............................................      750,000            701,250
   Mark IV Industries, Inc. 4.75%, 11/01/04...................................    1,000,000            893,240
+  Thermo Electron Corp. 4.25%, 01/01/03......................................      625,000            559,569
                                                                                                   -----------
                                                                                                     2,154,059
                                                                                                   -----------
HEALTHCARE SERVICES & RELATED (1.8%)
   Healthsouth Corp. 3.25%, 04/01/03..........................................    1,000,000            844,380
   Omnicare, Inc. 5.00%, 12/01/07.............................................    1,000,000            735,490
                                                                                                   -----------
                                                                                                     1,579,870
                                                                                                   -----------
PUBLISHING (0.5%)
   World Color Press, Inc. 6.00%, 10/01/07....................................      500,000            478,065
                                                                                                   -----------
RETAILERS (0.3%)
   Rite Aid Corp. 5.25%, 09/15/02.............................................      250,000            251,637
                                                                                                   -----------
TOTAL CONVERTIBLE BONDS (COST $4,804,655).....................................                       4,871,131
                                                                                                   -----------
SHORT-TERM INVESTMENT (3.6%)
REPURCHASE AGREEMENT
   Chase Securities, Inc., 4.55%, dated 6/30/98, due 7/1/99, to be repurchased at $3,237,409, collateralized by $3,005,000, U.S. Treasury
   Notes, 7.25%, due 5/15/16, valued at $3,264,811. (COST $3,237,000).........    3,237,000          3,237,000
                                                                                                   -----------
TOTAL INVESTMENTS (98.3%) (COST $88,787,837)..................................                      87,864,889

OTHER ASSETS AND LIABILITIES (1.7%)...........................................                       1,519,358
                                                                                                   -----------
NET ASSETS (100%)                                                                                  $89,384,247
                                                                                                   ===========

-------------
+  144A Security. Certain conditions for public sale may exist.



    The accompanying notes are an integral part of the financial statements.

                             LIPPER HIGH INCOME BOND
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 1999 (UNAUDITED)



ASSETS:
   Investments, at value (Cost $85,550,837)..................................................        $84,627,889
   Repurchase Agreement (Cost $3,237,000)....................................................          3,237,000
   Cash......................................................................................              1,098
   Interest Receivable.......................................................................          1,757,098
   Receivable for Investments Sold...........................................................          1,513,260
   Deferred Organization Costs...............................................................             32,973
   Prepaid Assets............................................................................             10,662
                                                                                                     -----------
          TOTAL ASSETS.......................................................................         91,179,980
                                                                                                     -----------
LIABILITIES:
   Payable for Investments Purchased.........................................................          1,629,691
   Dividends Payable--Retail Shares...........................................................             3,870
   Dividends Payable--Group Retirement Plan Shares............................................             1,998
   Investment Advisory Fees Payable..........................................................             47,814
   Distribution Fees Payable--Retail Shares...................................................            27,240
   Shareholder Servicing Fees Payable--Group Retirement Plan Shares...........................            23,904
   Administrative Fees Payable...............................................................             18,935
   Directors' Fees Payable...................................................................              8,965
   Other Liabilities.........................................................................             33,316
                                                                                                     -----------
          TOTAL LIABILITIES..................................................................          1,795,733
                                                                                                     -----------
NET ASSETS...................................................................................        $89,384,247
                                                                                                     ===========
NET ASSETS CONSIST OF:
   Paid in Capital...........................................................................        $91,253,940
   Undistributed Net Investment Income.......................................................            566,196
   Accumulated Net Realized Loss.............................................................         (1,512,941)
   Unrealized Depreciation on Investments....................................................           (922,948)
                                                                                                     -----------
                                                                                                     $89,384,247
                                                                                                     ===========
PREMIER SHARES:
   Net Assets................................................................................       $ 76,140,839
   Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333)................          7,928,190
   Net Asset Value, Offering and Redemption Price Per Share..................................       $       9.60
                                                                                                    ============
RETAIL SHARES:
   Net Assets................................................................................       $  7,926,979
   Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333)................            826,704
   Net Asset Value, Offering and Redemption Price Per Share..................................       $       9.59
                                                                                                    ============
GROUP RETIREMENT PLAN SHARES:
   Net Assets................................................................................       $  5,316,429
   Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333)................            554,539
   Net Asset Value, Offering and Redemption Price Per Share..................................       $       9.59
                                                                                                    ============



    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)



INVESTMENT INCOME
   Interest...............................................................                 $3,993,159
                                                                                           ----------
EXPENSES
   Investment Advisory Fees
    Basic Fee.............................................................    $347,972
    Less: Fee Waived......................................................     (66,726)       281,246
   Administrative Fees ...................................................                    100,752
   Professional Fees......................................................                     17,908
   Registration and Filing Fees...........................................                     14,858
   Amortization of Organization Costs.....................................                      9,313
   Distribution Fees--Retail Shares ......................................                      8,564
   Custodian Fees.........................................................                      8,561
   Directors' Fees .......................................................                      7,575
   Servicing Fees--Group Retirement Plan Shares...........................                      6,428
   Other Expenses.........................................................                     23,733
                                                                                           ----------
     Total Expenses.......................................................                    478,938
                                                                                           ----------
     NET INVESTMENT INCOME................................................                  3,514,221
                                                                                           ----------
NET REALIZED GAIN FROM:
   Investments sold.......................................................                    560,068
                                                                                           ----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
   Investments............................................................                  (777,630)
                                                                                           ----------
TOTAL NET REALIZED GAIN AND NET CHANGE IN
   UNREALIZED APPRECIATION/DEPRECIATION...................................                  (217,562)
                                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                 $3,296,659
                                                                                           ==========


    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                   Six Months
                                                                                      Ended          Year Ended
                                                                                  June 30, 1999     December 31,
                                                                                   (Unaudited)          1998
                                                                                 ---------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
   Net Investment Income .......................................................    $3,514,221        $7,794,986
   Net Realized Gain (Loss).....................................................       560,068        (2,058,188)
   Net Change in Unrealized Appreciation/Depreciation...........................      (777,630)       (2,393,395)
                                                                                   -----------       -----------
    Net Increase in Net Assets Resulting from Operations........................     3,296,659         3,343,403
                                                                                   -----------       -----------

DISTRIBUTIONS:
PREMIER SHARES:
   From net investment income...................................................    (2,574,344)       (6,980,439)
   Return of Capital............................................................           --           (123,963)
   From net realized gains......................................................           --           (288,220)

RETAIL SHARES:
   From net investment income...................................................      (211,842)         (471,618)
   Return of Capital............................................................           --            (11,680)
   From net realized gains......................................................           --            (22,238)

GROUP RETIREMENT PLAN SHARES:
   From net investment income...................................................      (161,839)         (342,929)
   Return of Capital............................................................           --            (12,575)
   From net realized gains......................................................           --            (14,885)
                                                                                   -----------       -----------
     Total Distributions........................................................    (2,948,025)       (8,268,547)
                                                                                   -----------       -----------

CAPITAL SHARE TRANSACTIONS:
PREMIER SHARES:
   Issued--Regular .............................................................     5,613,902        16,399,322
         --Distributions Reinvested.............................................     2,023,301         5,630,833
   Redeemed ....................................................................   (17,499,181)      (17,169,754)
                                                                                   -----------       -----------
      Net Increase (Decrease) from Premier Shares...............................    (9,861,978)        4,860,401
                                                                                   -----------       -----------

RETAIL SHARES:
   Issued--Regular .............................................................     2,939,752         2,991,781
         --Distributions Reinvested.............................................       197,124           460,384
   Redeemed.....................................................................    (1,160,956)       (1,853,051)
                                                                                   -----------       -----------
      Net Increase from Retail Shares...........................................     1,975,920         1,599,114
                                                                                   -----------       -----------

GROUP RETIREMENT PLAN SHARES:
   Issued--Regular .............................................................       769,389         1,668,959
         --Distributions Reinvested.............................................       159,796           370,479
   Redeemed ....................................................................      (134,363)         (813,119)
                                                                                   -----------       -----------
      Net Increase from Group Retirement Plan Shares............................       794,822         1,226,319
                                                                                   -----------       -----------
Net Increase (Decrease) in Net Assets From Capital Share Transactions...........    (7,091,236)        7,685,834
                                                                                   -----------       -----------
     Total Increase (Decrease)..................................................    (6,742,602)        2,760,690
                                                                                   -----------       -----------

NET ASSETS:
   Beginning of Year............................................................    96,126,849        93,366,159
                                                                                   ===========       ===========
   End of Period (A)............................................................   $89,384,247       $96,126,849
                                                                                   ===========       ===========
------------
(A) Includes net investment income..............................................   $   566,196               --
                                                                                   ===========       ===========


    The accompanying notes are an integral part of the financial statements.


                          LIPPER HIGH INCOME BOND FUND
                              FINANCIAL HIGHLIGHTS
                        SELECTED PER SHARE DATA & RATIOS (3)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                            Premier        Premier        Premier      Premier          Retail           Retail
                                            Shares         Shares         Shares       Shares           Shares           Shares
                                       ---------------- -------------  ------------   ------------ -----------------  ------------
                                                                                        April 1,
                                       Six Months Ended   Year Ended     Year Ended     1996** to   Six Months Ended    Year Ended
                                         June 30, 1999   December 31,   December 31,  December 31,    June 30, 1999    December 31,
                                          (Unaudited)        1998           1997          1996         (Unaudited)        1998
                                       ---------------- -------------  -------------  -----------   ----------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $9.57            $10.11        $10.18         $10.00           $9.57          $10.11
                                           -----            ------        ------         ------           -----          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (1) ............    0.43             0.84           0.91           0.68            0.41            0.82
  Net Realized and Unrealized Gain
  (Loss) on Investments ................   (0.03)           (0.48)          0.19           0.21           (0.03)          (0.49)
                                           -----            ------        ------         ------           -----          ------
     Total From Investment Operations ..    0.40             0.36           1.10           0.89            0.38            0.33
                                           -----            ------        ------         ------           -----          ------
DISTRIBUTIONS:
  Net Investment Income ................   (0.37)           (0.86)         (0.91)         (0.68)          (0.36)          (0.83)
  Return of Capital ....................     --              --+             --             --              --              --+
  Net Realized Gain ....................     --             (0.04)         (0.26)         (0.03)            --            (0.04)
                                           -----            ------        ------         ------           -----          ------
     Total Distributions ...............   (0.37)           (0.90)         (1.17)         (0.71)          (0.36)          (0.87)
                                           -----            ------        ------         ------           -----          ------
NET ASSET VALUE, END OF PERIOD .........   $9.60           $ 9.57         $10.11         $10.18           $9.59          $ 9.57
                                           =====           ======         ======         ======           =====          ======
TOTAL RETURN (2) .......................    3.53%            3.61%         11.22%          9.23%           3.32%           3.36%
                                           =====           ======         ======         ======           =====          ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ...... $76,141          $85,662        $85,151       $102,945          $7,927          $5,950
Ratios After Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets .......   1.00%*            1.00%          1.00%          1.00%*          1.25%*          1.25%
  Net Investment Income to Average
   Net Assets ..........................   7.61%*            8.50%          8.58%          9.01%*          7.36%*          8.12%
Ratios Before Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets .......   1.15%*            1.15%          1.16%          1.27%*          1.40%*          1.40%
  Net Investment Income to Average
   Net Assets ..........................   7.46%*            8.35%          8.42%          8.74%*          7.21%*          7.97%
Portfolio Turnover Rate ................    131%              110%           105%            74%            131%            110%

                                                                           Group           Group          Group          Group
                                           Retail         Retail       Retirement      Retirement     Retirement     Retirement
                                           Shares         Shares       Plan Shares     Plan Shares    Plan Shares    Plan Shares
                                       -------------  ------------   ----------------  ------------  -------------  -------------
                                                        April 11,                                                     April 12,
                                         Year Ended     1996*** to   Six Months Ended   Year Ended     Year Ended     1996*** to
                                        December 31,   December 31,    June 30, 1999   December 31,   December 31,   December 31,
                                            1997           1996         (Unaudited)        1998           1997           1996
                                       -------------  ------------   ----------------  ------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD ...    $10.18        $9.91          $9.57           $10.11          $10.18         $9.93
                                            ------        -----          -----           ------          ------         -----
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (1) ............      0.84         0.62           0.41             0.80            0.85          0.62
  Net Realized and Unrealized Gain
   (Loss) on Investments ...............      0.23         0.34          (0.03)           (0.47)           0.22          0.32
                                            ------        -----          -----           ------          ------         -----
     Total From Investment Operations ..      1.07         0.96           0.38             0.33            1.07          0.94
                                            ------        -----          -----           ------          ------         -----
DISTRIBUTIONS:
  Net Investment Income ................     (0.88)       (0.66)         (0.36)           (0.83)          (0.88)        (0.66)
  Return of Capital ....................       --           --             --               --+             --            --
  Net Realized Gain ....................     (0.26)       (0.03)           --             (0.04)          (0.26)        (0.03)
                                            ------        -----          -----           ------          ------         -----
     Total Distributions ...............     (1.14)       (0.69)         (0.36)           (0.87)          (1.14)        (0.69)
                                            ------        -----          -----           ------          ------         -----
NET ASSET VALUE, END OF PERIOD .........    $10.11       $10.18          $9.59            $9.57          $10.11        $10.18
                                            ======        =====          =====           ======          ======         =====
TOTAL RETURN (2) .......................     10.97%       10.04%          3.32%            3.37%          10.96%         9.78%
                                            ======        =====          =====           ======          ======         =====
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ......    $4,697         $845         $5,316           $4,515          $3,518        $2,198
Ratios After Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets .......      1.25%        1.25%*         1.25%*           1.25%           1.25%         1.25%*
  Net Investment Income to Average
   Net Assets ..........................      8.31%        8.95%*         7.36%*           8.13%           8.32%         8.91%*
Ratios Before Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets .......      1.41%        1.59%*         1.40%*           1.40%           1.41%         1.55%*
  Net Investment Income to Average
   Net Assets ..........................      8.15%        8.61%*         7.21%*           7.98%           8.16%         8.61%*
Portfolio Turnover Rate ................       105%          74%           131%             110%            105%           74%
-----------
  *  Annualized
 **  Commencement of Fund Operations
***  Initial offering of shares by the Fund
 +   Amount represents less than $0.01 per share
(1)  The effect to net investment income per share by voluntarily waived fees and reimbursed expenses was:
                                                     Six Months Ended
                                                       June 30, 1999        Year Ended           Year Ended         Period Ended
                                                        (Unaudited)      December 31, 1998    December 31, 1997   December 31, 1996
                                                     ----------------    -----------------    -----------------   -----------------
  Premier Shares.................................          $0.01               $0.01                $0.02               $0.02
  Retail Shares..................................          $0.01               $0.01                $0.02               $0.02
  Group Retirement Plan Shares...................          $0.01               $0.01                $0.02               $0.02

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown. Total returns for periods of less than one year are not annualized

(3) The per share data shown does not reflect adjustments to undistributed net investment income due to book/tax differences

    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of June 30,1999, the Company was comprised of three diversified portfolios: Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Lipper Prime Europe Equity Fund. These financial statements pertain to the Lipper High Income Bond Fund only. The financial statements of the remaining Funds are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper High Income Bond Fund (the "Fund") was funded as a registered investment company on April 1, 1996 with a contribution of securities from a corresponding limited partnership (see Note G).

     The Lipper High Income Bond Fund seeks high total returns consistent with capital preservation by investing primarily in high yield securities with maturities of 10 years or less.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     At June 30, 1999, the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                                  Net
     Cost            Appreciation        (Depreciation)       Depreciation
  -----------        ------------        --------------       ------------
  $88,787,837          $759,005           $(1,681,953)         $(922,948)

     3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which it lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     4. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income monthly. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on the ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.

                          LIPPER HIGH INCOME BOND FUND
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

     Permanent book and tax differences between U.S. federal income tax regulations and generally accepted accounting principles may result in reclassifications to undistributed or distributions in excess of the net investment income (loss), undistributed realized net gain (loss) and paid in capital.

     5. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     6. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. The Company has a $20 million line of credit with The Chase Manhattan Bank which is available to meet temporary cash needs of the Company. The Company pays a commitment fee for this line of credit.

B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 0.75% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                      Group Retirement
             Premier Shares        Retail Shares        Plan Shares
             --------------        -------------      -----------------
                  1.00%                1.25%               1.25%

C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

D. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

E. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

                          LIPPER HIGH INCOME BOND FUND
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

F. PURCHASES AND SALES: For the six months ended June 30,1999, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                    Purchases                           Sales
                   -----------                        ------------
                   $57,521,753                        $56,614,520

     There were no purchases or sales long-term of U.S. Government securities.

G. LIMITED PARTNERSHIP TRANSFER: The Fund was formed as a successor investment vehicle for a limited partnership (a "Partnership") for which Lipper & Company, L.P., an affiliate of the Adviser, acted as general partner and investment adviser since inception. On April 1, 1996, the Fund exchanged Premier Shares for portfolio securities of the Partnership (the "Transfer"). Premier Shares issued by the Fund in the Transfer were issued at the net asset value of Premier Shares prior to the Transfer. Premier Shares received in the Transfer have been distributed to the Partnership's limited partners who elected to participate in the Transfer. Securities valued at $74,518,234 at the date of Transfer with unrealized appreciation of $337,368 were contributed to the Fund on a tax-free basis. To the extent that the Fund acquired securities in the Transfer that had appreciated in value from the date originally acquired by its corresponding Partnership, the Transfer may have adverse tax consequences to investors who subsequently acquire shares of the Fund.

H. OTHER: Capital share transactions for the Fund, by class of shares, were as follows:


                                          Six Months Ended       Year Ended
                                           June 30, 1999      December 31, 1998
                                          ----------------    ------------------
PREMIER SHARES:
 Issued--Regular .......................      581,554              1,673,871
         Distributions Reinvested ......      209,572                569,763
 Redeemed ..............................   (1,809,581)            (1,716,828)
                                           ----------             ----------
 Net Increase (Decrease) ...............   (1,018,455)               526,806
                                           ----------             ----------
RETAIL SHARES:
 Issued--Regular .......................      305,014                296,524
         Distributions Reinvested ......       20,434                 46,722
 Redeemed ..............................     (120,613)              (186,151)
                                           ----------             ----------
 Net Increase ..........................      204,835                157,095
                                           ----------             ----------
GROUP RETIREMENT PLAN SHARES:
 Issued--Regular .......................       79,911                167,761
         Distributions Reinvested ......       16,571                 37,540
 Redeemed ..............................      (13,935)               (81,410)
                                           ----------             ----------
 Net Increase ..........................       82,547                123,891
                                           ----------             ----------

I. OTHER: At June 30, 1999, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for the Fund was as follows:

                                           No. of                    %
                                        Shareholders             Ownership
                                        ------------             ---------
Premier Shares ...................           1                     11.5%
Group Retirement Shares ..........           4                     93.4%

     Transactions by shareholders having a significant ownership percentage of the Fund could have an impact on other shareholders of the Fund.

     The Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than do higher rated securities.

BOARD OF DIRECTORS                 KENNETH LIPPER
                                   Director, President and Chairman

                                   ABRAHAM BIDERMAN
                                   Director, Executive Vice President,
                                   Secretary and Treasurer

                                   STANLEY BREZENOFF
                                   Director

                                   MARTIN MALTZ
                                   Director

                                   IRWIN RUSSELL
                                   Director

INVESTMENT ADVISER                 Lipper & Company, L.L.C.
                                   101 Park Avenue, 6th floor
                                   New York, NY 10178
                                   (212) 883-6333

DISTRIBUTOR                        Lipper & Company, L.P.
                                   101 Park Avenue, 6th floor
                                   New York, NY 10178

ADMINISTRATOR AND                  Chase Global Funds Services Company
TRANSFER AGENT                     73 Tremont Street, 9th floor
                                   Boston, MA 02108
                                   1-800-LIPPER9

CUSTODIAN                          The Chase Manhattan Bank
                                   770 Broadway
                                   New York, NY 10003

LEGAL COUNSEL                      Simpson Thacher & Bartlett
                                   425 Lexington Avenue
                                   New York, NY 10017

INDEPENDENT ACCOUNTANTS            PricewaterhouseCoopers LLP
                                   1177 Avenue of the Americas
                                   New York, NY 10036

For more complete information concerning The Lipper Funds, Inc., including a prospectus, please call 1-800-LIPPER9. The Lipper High Income Bond Fund invests primarily in high yield bonds, which entail greater risks than investment grade bonds, such as reduced liquidity and the possibility of default. Please read the prospectus carefully before investing.

Lipper & Company, L.P., Distributor. The Lipper Funds, Inc. is not affiliated with Lipper Inc.

                                                          ----------------------
                                                          THE LIPPER FUNDS, INC.
                                                          ----------------------

                                                         LIPPER U.S. EQUITY FUND




                               Semi-Annual Report
                               =================================================
                                                                   June 30, 1999

                                -----------------
                                TABLE OF CONTENTS
                                -----------------


Shareholder's Letter....................................................      1


Portfolio of Investments................................................      2


Statement of Assets and Liabilities.....................................      3


Statement of Operations.................................................      4


Statement of Changes in Net Assets......................................      5


Financial Highlights....................................................      6


Notes to Financial Statements...........................................    7-9

THE LIPPER FUNDS, INC.                                        SEMI-ANNUAL REPORT
LIPPER U.S. EQUITY FUND                                            June 30, 1999

Dear Shareholder:

     We are pleased to present the Semi-Annual Report for the Lipper U.S. Equity Fund for the six month period ended June 30, 1999. The Lipper U.S. Equity Fund is one of three investment portfolios, together with the Lipper Prime Europe Equity Fund and the Lipper High Income Bond Fund, which comprise The Lipper Funds, Inc. This report presents the financial statements and performance review of the Lipper U.S. Equity Fund for the six month period ended June 30, 1999.

     The Lipper U.S. Equity Fund (the "Fund") seeks to achieve long-term capital appreciation while preserving capital by investing in a diversified portfolio of common stocks of companies with market capitalizations in excess of $500 million. The Fund employs a value-oriented investment strategy and invests in stocks the investment adviser believes to be selling at prices below their inherent values.

     Given the high valuation levels of U.S. equities this year, identifying undervalued securities which offer attractive earnings growth prospects has been extremely challenging. In the fall of 1998, during the global financial crisis, the investment adviser made a strategic decision to preserve the capital of the Fund rather than risk significant potential losses in a highly volatile stock market reacting to global economic uncertainty. Consequently, the investment adviser increased the cash position of the Fund to an unusually large level as of December 31, 1998.

     During the first six months of 1999, the Fund's adviser sought to reduce the cash position of the Fund by investing in undervalued companies which met the Fund's investment criteria. However, given the high valuation levels of U.S. equities, finding attractively priced stocks was particularly challenging. The U.S. economy and corporate earnings grew at a stronger than expected rate during the first half of the year and the equity markets continually reached new highs. Further, inflationary concerns and fears of interest rate hikes, supported by the U.S. Federal Reserve's adoption of a tightening bias at the Federal Open Market Committee meeting on May 18, 1999, created uncertainty in the market and a difficult environment for investing.

     Notwithstanding this difficult market environment, the investment adviser increased certain existing positions and made several new investments during the first six months of the year, reducing the cash position of the Fund from 49% at December 31, 1998 to 28% as of June 30, 1999. Particularly, the adviser increased the Fund's exposure to the information technology industry as well as companies benefiting from increased consumer spending.

     During the second half of 1999, U.S. economic growth should moderate, unemployment should remain low and inflationary pressure should remain relatively benign, providing a favorable environment for corporate America and the U.S. stock market. Given current U.S. equity valuations, our challenge in the second half of 1999 will continue to be identifying undervalued companies that meet our investment criteria. We at Lipper & Company remain dedicated to achieving superior long-term results while focusing on capital preservation. Therefore, we adhere to a rigorous and disciplined investment strategy designed to identify undervalued securities of outstanding companies that generate positive investment results under most market conditions.

     We hope you find the enclosed report informative. We appreciate your participation in The Lipper Funds, Inc.


                                         Sincerely,


                                         /s/ KENNETH LIPPER
                                         --------------------------------------
                                             Kenneth Lipper
                                             President and Chairman of the Board

                             LIPPER U.S. EQUITY FUND

                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 1999 (UNAUDITED)


                                                        Shares        Value
                                                        ------     -----------
COMMON STOCKS (94.7%)

AGRICULTURAL BIOTECH/LIFE SCIENCES (20.8%)
  Delta & Pine Land Co. ........................         36,600    $ 1,152,900
  E.I. du Pont de Nemours and Company ..........         21,000      1,434,562
  Monsanto Company .............................         34,100      1,344,819
                                                                   -----------
                                                                     3,932,281
                                                                   -----------
CONSUMER PRODUCTS (5.6%)
  Gillette Co. .................................         26,000      1,066,000
                                                                   -----------
PHARMACEUTICALS (7.7%)
  American Home Products Corp. .................         25,400      1,460,500
                                                                   -----------
CONSUMER SERVICES (6.8%)
 * Office Depot, Inc. ..........................         58,500      1,290,656
                                                                   -----------
FINANCIAL SERVICES (7.4%)
  Household International, Inc. ................         29,500      1,397,563
                                                                   -----------
INFORMATION TECHNOLOGY (16.6%)
 * J. D. Edwards & Company .....................         90,700      1,672,281
  SAP AG ADR ...................................         42,600      1,475,025
                                                                   -----------
                                                                     3,147,306
                                                                   -----------
TECHNOLOGY/COMPUTERS (6.8%)
  Compaq Computer Corp. ........................         54,000      1,279,125
                                                                   -----------
TELECOMMUNICATIONS/SATELLITE (23.0%)
 * General Motor Corporation, Class H ..........         71,000      3,993,750
 * Loral Space & Communications ................         20,000        360,000
                                                                   -----------
                                                                     4,353,750
                                                                   -----------
TOTAL COMMON STOCKS (COST $16,446,787) .........                    17,927,181
                                                                   -----------
SHORT-TERM INVESTMENTS (5.3%)
  Vista Prime Money Market (COST $1,004,046) ...      1,004,046      1,004,046
                                                                   -----------
TOTAL INVESTMENTS (100.0%) (COST $17,450,833) ..                   $18,931,227
                                                                   ===========
----------

* Non-Income Producing Security
ADR--American Depositary Receipt


    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 1999 (UNAUDITED)

ASSETS:
    Investments, at value (Cost $17,450,833) .............................................   $18,931,227
    Cash .................................................................................     7,682,315
    Interest Receivable ..................................................................         3,552
    Dividends Receivable .................................................................         6,095
    Receivable for Investments Sold ......................................................     1,181,496
    Deferred Organization Costs ..........................................................        28,327
    Prepaid Assets .......................................................................         3,049
                                                                                             -----------
        TOTAL ASSETS .....................................................................    27,836,061
                                                                                             -----------
LIABILITIES:
    Investment Advisory Fees Payable .....................................................        12,536
    Shareholder Servicing Fees Payable--Group Retirement Plan Shares .....................        10,181
    Distribution Fees Payable--Retail Shares .............................................         7,700
    Administrative Fees Payable ..........................................................         6,314
    Directors' Fees Payable ..............................................................         2,539
    Custodian Fees Payable ...............................................................           834
    Other Liabilities ....................................................................         7,052
                                                                                             -----------
        TOTAL LIABILITIES ................................................................        47,156
                                                                                             -----------
    NET ASSETS ...........................................................................   $27,788,905
                                                                                             ===========
 NET ASSETS CONSIST OF:
    Paid in Capital ......................................................................   $24,754,057
    Undistributed Net Investment Loss ....................................................       (76,016)
    Accumulated Net Realized Gain ........................................................     1,630,470
    Unrealized Appreciation on Investments ...............................................     1,480,394
                                                                                             -----------
         .................................................................................   $27,788,905
                                                                                             ===========
PREMIER SHARES:
    Net Assets ...........................................................................   $22,637,375
    Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ...........     1,779,867
    Net Asset Value, Offering and Redemption Price Per Share .............................   $     12.72
                                                                                             ===========
RETAIL SHARES:
    Net Assets ...........................................................................   $ 1,394,574
    Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ...........       109,798
    Net Asset Value, Offering and Redemption Price Per Share .............................   $     12.70
                                                                                             ===========
GROUP RETIREMENT PLAN SHARES:
    Net Assets ...........................................................................   $ 3,756,956
    Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ...........       296,474
    Net Asset Value, Offering and Redemption Price Per Share .............................   $     12.67
                                                                                             ===========

                The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


INVESTMENT INCOME
 Dividends ..............................................              $ 54,175
 Interest ...............................................                25,578
                                                                       --------
    Total Income ........................................                79,753
                                                                       --------
EXPENSES
 Investment Advisory Fees
  Basic Fee .............................................  $115,579
  Less: Fee Waived ......................................   (48,812)     66,767
 Administrative Fees ....................................  --------      40,067
 Registration and Filing Fees ...........................                14,462
 Amortization of Organization Costs .....................                 9,322
 Professional Fees ......................................                 5,208
 Servicing Fees--Group Retirement Plan Shares ...........                 4,630
 Directors' Fees ........................................                 2,255
 Custodian Fees .........................................                 1,848
 Distribution Fees--Retail Shares .......................                 1,626
 Other Expenses .........................................                 9,584
                                                                       --------
    Total Expenses ......................................               155,769
                                                                       --------
    NET INVESTMENT LOSS .................................               (76,016)
                                                                       --------
NET REALIZED GAIN FROM:
 Investments sold .......................................               295,641
                                                                       --------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
 Investments ............................................               (10,594)
                                                                       --------
TOTAL NET REALIZED GAIN AND NET CHANGE IN
 UNREALIZED APPRECIATION/DEPRECIATION ...................               285,047
                                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....              $209,031
                                                                       ========


    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         Six Months
                                                                            Ended            Year Ended
                                                                        June 30, 1999       December 31,
                                                                         (Unaudited)            1998
                                                                         -----------        -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
 Net Investment Income (Loss) .......................................    $   (76,016)       $   260,003
 Net Realized Gain ..................................................        295,641          1,924,964
 Net Change in Unrealized Appreciation/Depreciation .................        (10,594)           (94,477)
                                                                         -----------        -----------
    Net Increase in Net Assets Resulting from Operations ............        209,031          2,090,490
                                                                         -----------        -----------
DISTRIBUTIONS:
PREMIER SHARES:
 From net investment income .........................................           --             (228,137)
 In excess of net investment income .................................           --              (16,622)
 From net realized gains ............................................           --           (1,153,473)

RETAIL SHARES:
 From net investment income .........................................           --              (10,186)
 In excess of net investment income .................................           --                 (514)
 From net realized gains ............................................           --              (66,919)

GROUP RETIREMENT PLAN SHARES:
 From net investment income .........................................           --              (23,517)
 In excess of net investment income .................................           --               (8,718)
 From net realized gains ............................................           --             (151,784)
                                                                         -----------        -----------
    Total Distributions .............................................           --           (1,659,870)
                                                                         -----------        -----------
CAPITAL SHARE TRANSACTIONS:
PREMIER SHARES:
 Issued--Regular ....................................................      1,271,686          9,755,618
       --Distributions Reinvested ...................................           --            1,391,142
 Redeemed ...........................................................       (900,107)        (3,608,698)
                                                                         -----------        -----------
    Net Increase from Premier Shares ................................        371,579          7,538,062
                                                                         -----------        -----------
RETAIL SHARES:
 Issued--Regular ....................................................        191,707            804,846
       --Distributions Reinvested ...................................           --               76,632
 Redeemed ...........................................................       (112,408)          (481,807)
                                                                         -----------        -----------
    Net Increase from Retail Shares .................................         79,299            399,671
                                                                         -----------        -----------
GROUP RETIREMENT PLAN SHARES:
 Issued--Regular ....................................................        436,583          1,587,243
       --Distributions Reinvested ...................................           --              184,019
 Redeemed ...........................................................       (213,137)          (222,970)
                                                                         -----------        -----------
    Net Increase from Group Retirement Plan Shares ..................        223,446          1,548,292
                                                                         -----------        -----------
Net Increase in Net Assets From Capital Share Transactions ..........        674,324          9,486,025
                                                                         -----------        -----------
    TOTAL INCREASE ..................................................        883,355          9,916,645
                                                                         -----------        -----------
NET ASSETS:
 Beginning of Year ..................................................     26,905,550         16,988,905
                                                                         -----------        -----------
 End of Period (A) ..................................................    $27,788,905        $26,905,550
                                                                         ===========        ===========

----------

(A) Includes Undistributed Net Investment Loss.......................        (76,016)              --
                                                                         ===========        ===========


                The accompanying notes are an integral part of the financial statements.

                                                       LIPPER U.S. EQUITY FUND
                                                        FINANCIAL HIGHLIGHTS
                                                  SELECTED PER SHARE DATA & RATIOS
                                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                             Premier        Premier        Premier      Premier          Retail         Retail
                                             Shares         Shares         Shares       Shares           Shares         Shares
                                       ---------------- -------------  ------------   ------------ -----------------  ------------
                                                                                       January 2,
                                       Six Months Ended   Year Ended     Year Ended     1996** to   Six Months Ended   Year Ended
                                         June 30, 1999   December 31,   December 31,  December 31,    June 30, 1999   December 31,
                                          (Unaudited)        1998           1997          1996         (Unaudited)        1998
                                       ---------------- -------------  -------------  -----------   ----------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD...     $ 12.62         $ 12.04        $ 11.38       $ 10.00          $12.62          $12.03
                                            -------         -------        -------       -------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (1).....       (0.03)           0.13           0.16          0.18           (0.05)           0.11
  Net Realized and Unrealized Gain
   on Investments......................        0.13            1.26           1.96          1.81            0.13            1.26
                                            -------         -------        -------       -------          ------          ------
      Total From Investment Operations.        0.10            1.39           2.12          1.99           (0.18)           1.37
                                            -------         -------        -------       -------          ------          ------
DISTRIBUTIONS:
  Net Investment Income................          --           (0.14)         (0.16)        (0.19)             --           (0.11)
  In Excess of Net Investment Income...          --              --+            --            --              --              --+
  Net Realized Gain....................          --           (0.67)         (1.30)        (0.34)             --           (0.67)
  In Excess of Net Realized Gain.......          --              --             --         (0.08)             --             --
                                            -------         -------        -------       -------          ------          ------
      Total Distributions..............          --           (0.81)         (1.46)        (0.61)             --           (0.78)
                                            -------         -------        -------       -------          ------          ------
NET ASSET VALUE, END OF PERIOD.........     $ 12.72         $ 12.62        $ 12.04       $ 11.38          $12.70          $12.62
                                            =======         =======        =======       =======          ======          ======
TOTAL RETURN (2).......................        0.79%          11.35%         18.96%        19.81%           0.63%          11.15%
                                            =======         =======        =======       =======          ======          ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)......     $22,637         $22,088        $14,203       $15,098          $1,395          $1,308
Ratios After Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets.......        1.10%*          1.10%          1.10%         1.10%*          1.35%*          1.35%
  Net Investment Income (Loss) to
   Average Net Assets..................       (0.51)%*         1.07%          1.24%         1.68%*         (0.76)%*         0.80%
Ratios Before Expense Waiver and/or
 Reimbursement
  Expenses to Average Net Assets.......        1.46%*          1.51%          1.76%         2.28%*          1.71%*          1.76%
  Net Investment Income (Loss) to
   Average Net Assets..................       (0.87)%*         0.66%          0.58%         0.50%*         (1.12)%*         0.39%
Portfolio Turnover Rate ...............          72%            204%           145%          117%             72%            204%

                                                                           Group           Group          Group          Group
                                           Retail         Retail       Retirement      Retirement     Retirement     Retirement
                                           Shares         Shares       Plan Shares     Plan Shares    Plan Shares    Plan Shares
                                       -------------  ------------   ----------------  ------------  -------------  -------------
                                                        January 4,                                                    January 4,
                                         Year Ended     1996*** to   Six Months Ended   Year Ended     Year Ended     1996*** to
                                        December 31,   December 31,    June 30, 1999   December 31,   December 31,   December 31,
                                            1997           1996         (Unaudited)        1998           1997           1996
                                       -------------  ------------   ----------------  ------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD...     $11.38         $10.00          $12.59          $12.01         $11.38         $10.00
                                            ------         ------          ------          ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (1).....       0.13           0.11           (0.05)           0.09           0.08           0.07
  Net Realized and Unrealized Gain
   on Investments......................       1.95           1.86            0.13            1.28           2.00           1.91
                                            ------         ------          ------          ------         ------         ------
      Total From Investment Operations.       2.08           1.97            0.08            1.37           2.08           1.98
                                            ------         ------          ------          ------         ------         ------
DISTRIBUTIONS:
  Net Investment Income................      (0.13)         (0.17)             --           (0.12)         (0.15)         (0.18)
  In Excess of Net Investment Income...         --             --              --              --+            --             --
  Net Realized Gain....................      (1.30)         (0.34)             --           (0.67)         (1.30)         (0.34)
  In Excess of Net Realized Gain.......        --          (0.08)             --              --             --           (0.08)
                                            ------         ------          ------          ------         ------         ------
      Total Distributions..............      (1.43)         (0.59)             --           (0.79)         (1.45)         (0.60)
                                            ------         ------          ------          ------         ------         ------
NET ASSET VALUE, END OF PERIOD.........     $12.03         $11.38          $12.67          $12.59         $12.01         $11.38
                                            ======         ======          ======          ======         ======         ======
TOTAL RETURN (2).......................      18.58%         19.62%           0.64%          11.16%         18.55%         19.69%
                                            ======         ======          ======          ======         ======         ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)......     $  899         $  613          $3,757          $3,510         $1,887         $  452
Ratios After Expense Waiver and/or
 Reimbursement:
  Expenses to Average Net Assets.......       1.35%          1.35%*          1.35%*          1.35%          1.35%          1.35%*
  Net Investment Income (Loss) to
   Average Net Assets..................       0.96%          1.31%*         (0.76)%*         0.87%          0.89%          1.29%*
Ratios Before Expense Waiver and/or
 Reimbursement
  Expenses to Average Net Assets.......       2.01%          2.75%*          1.71%*          1.76%          2.01%          2.39%*
  Net Investment Income (Loss) to
   Average Net Assets..................       0.30%         (0.09)%*        (1.12)%*         0.46%          0.25%          0.25%*
Portfolio Turnover Rate ...............        145%           117%             72%            204%           145%           117%
-------------
  *   Annualized
 **   Commencement of Fund Operations
***   Initial offering of shares by the Fund
 +    Amount represents less than $0.01 per share
(1)   The effect to net investment income per share by voluntarily waived fees and reimbursed expenses were:

                                                     Six Months Ended
                                                       June 30, 1999        Year Ended           Year Ended          Period Ended
                                                        (Unaudited)      December 31, 1998    December 31, 1997    December 31, 1996
                                                     ----------------    -----------------    -----------------    -----------------
                Premier Shares....................         $0.02               $0.05                $0.08                $0.13
                Retail Shares.....................         $0.02               $0.06                $0.09                $0.12
                Group Retirement Plan Shares......         $0.02               $0.04                $0.06                $0.06

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown. Total returns for periods of less than one year are not annualized.

                                        The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of June 30, 1999 the Company was comprised of three diversified portfolios: Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Lipper Prime Europe Equity Fund. These financial statements pertain to the Lipper U.S. Equity Fund only. The financial statements of the remaining portfolios are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper U.S. Equity Fund (the "Fund") commenced investment operations on January 2, 1996.

     The Lipper U.S. Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio of common stocks of U.S. issuers with market capitalizations in excess of $500 million.

     A. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies followed by the Fund which are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     At June 30, 1999 the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                                 Net
            Cost         Appreciation     (Depreciation)     Appreciation
            ----         ------------     --------------     ------------
         $17,450,833      $2,321,145        $(840,751)        $1,480,394

     3. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income annually. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs.

     Permanent book and tax differences between U.S. Federal income tax regulations and generally accepted accounting principles may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     4. PURCHASED AND WRITTEN OPTIONS: The Fund may purchase or write put and call options on securities, securities indices, currencies and other financial instruments. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the

                             LIPPER U.S. EQUITY FUND
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)


market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option on a security, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. The Fund may purchase a put or call option to limit exposure to a written put or call option.

     Options contracts are valued daily and unrealized appreciation or depreciation is recorded based upon the last sales price on the principal exchange on which the option is traded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Premiums received or paid from the writing or purchasing of options are offset against the proceeds of securities sold or added to the cost of securities purchased upon the exercise of the option. Upon expiration of a purchased or written option, the premium is recorded as a realized loss or gain, respectively. Possible losses on purchased options can not exceed the total premium paid.

     Use of written put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise not purchase or sell. Losses which may result from the use of options will reduce the Fund's net asset value, and possibly income, and such losses may be greater than if options had not been used.

     5. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     6. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. The Company has a $20 million line of credit with the Chase Manhattan Bank which is available to meet temporary cash needs of the Company. The Company pays a commitment fee for this line of credit.

     B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                      Group Retirement
          Premier Shares        Retail Shares            Plan Shares
          --------------        -------------         ----------------
               1.10%                1.35%                   1.35%

C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

                             LIPPER U.S. EQUITY FUND
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)


D. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

E. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

F. PURCHASES AND SALES: For the six months ended June 30, 1999, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                    Purchases                    Sales
                   -----------                ----------
                   $10,380,286                $5,495,545

     There were no purchases or sales of long-term U.S. Government securities.

G. OTHER: Capital share transactions for the Fund, by class of shares, were as follows:

                                             Six Months Ended     Year Ended
                                              June 30, 1999    December 31, 1998
                                             ----------------  -----------------
PREMIER SHARES:
 Issued--Regular ...........................      101,242          744,322
         Distributions Reinvested ..........         --            105,483
 Redeemed ..................................      (71,722)        (279,463)
                                                  -------          -------
 Net Increase (Decrease) ...................       29,520          570,342
                                                  -------          -------
RETAIL SHARES:
 Issued--Regular ...........................       15,040           60,005
         Distributions Reinvested ..........         --              5,801
 Redeemed ..................................       (8,876)         (36,924)
                                                  -------          -------
 Net Increase ..............................        6,164           28,882
                                                  -------          -------
GROUP RETIREMENT PLAN SHARES:
 Issued--Regular ...........................       34,678          124,270
         Distributions Reinvested ..........         --             14,102
 Redeemed ..................................      (16,997)         (16,734)
                                                  -------          -------
 Net Increase ..............................       17,681          121,638
                                                  -------          -------

H. OTHER: At June 30, 1999, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for the Fund was as follows:

                                                      No. of             %
                                                   Shareholders      Ownership
                                                   ------------      ---------
Premier Shares .................................        2              48.9%
Retail Shares ..................................        1              18.9%
Group Retirement Shares ........................        3              98.2%

Transactions by shareholders holding a significant ownership percentage of the Fund can have an impact on other shareholders of the Fund.

BOARD OF DIRECTORS              KENNETH LIPPER
--------------------------      Director, President and Chairman

                                ABRAHAM BIDERMAN
                                Director, Executive Vice President,
                                Secretary and Treasurer

                                STANLEY BREZENOFF
                                Director

                                MARTIN MALTZ
                                Director

                                IRWIN RUSSELL
                                Director


INVESTMENT ADVISER              Lipper & Company, L.L.C.
--------------------------      101 Park Avenue, 6th floor
                                New York, NY 10178
                                (212) 883-6333


DISTRIBUTOR                     Lipper & Company, L.P.
--------------------------      101 Park Avenue, 6th floor
                                New York, NY 10178


ADMINISTRATOR AND               Chase Global Funds Services Company
--------------------------      73 Tremont Street, 9th floor
TRANSFER AGENT                  Boston, MA 02108
                                1-800-LIPPER9


CUSTODIAN                       The Chase Manhattan Bank
--------------------------      770 Broadway
                                New York, NY 10003


LEGAL COUNSEL                   Simpson Thacher & Bartlett
--------------------------      425 Lexington Avenue
                                New York, NY 10017


INDEPENDENT ACCOUNTANTS         PricewaterhouseCoopers LLP
--------------------------      1177 Avenue of the Americas
                                New York, NY 10036


For more complete information concerning The Lipper Funds, Inc., including a prospectus, please call 1-800-LIPPER9. Please read the prospectus carefully before investing.

Lipper & Company, L.P., Distributor. The Lipper Funds, Inc. is not affiliated with Lipper Inc.

                                                 ===============================

                                                          THE LIPPER FUNDS, INC.

                                                 ===============================

                                                 LIPPER PRIME EUROPE EQUITY FUND







                              Semi-Annual Report
================================================================================
                                                                   June 30, 1999

                               ==================
                               TABLE OF CONTENTS
                               ==================


Shareholder's Letter ....................................................    1-2

Portfolio of Investments ................................................    3-6

Statement of Assets and Liabilities .....................................      7

Statement of Operations .................................................      8

Statement of Changes in Net Assets ......................................      9

Financial Highlights ....................................................     10

Notes to Financial Statements ...........................................  11-14

THE LIPPER FUNDS, INC.                                        SEMI-ANNUAL REPORT
Lipper Prime Europe Equity Fund                                    June 30, 1999
(formerly Prime Lipper Europe Equity Fund)

Dear Shareholder:

     We are pleased to present the Semi-Annual Report for the Lipper Prime Europe Equity Fund for the six months ended June 30, 1999. The Lipper Prime Europe Equity Fund is one of three investment portfolios, together with the Lipper U.S. Equity Fund and the Lipper High Income Bond Fund, which comprise The Lipper Funds, Inc. This report presents the financial statements and performance review of the Lipper Prime Europe Equity Fund for the six months ended June 30, 1999.

     The Lipper Prime Europe Equity Fund (the "Fund") seeks long-term capital appreciation through investing in a diversified portfolio of widely traded, medium and large capitalization Western European growth stocks. The Fund's investments are selected based upon a highly structured investment process that utilizes both quantitative and qualitative criteria to target companies that offer the potential for strong earnings growth and capital appreciation.

     Early  in 1999,  economic  forecasts  predicted  an  accelerating  trend in
Europe: a slow start in the first half of the year to be followed by a livelier second half. Actually, European economies were somewhat weaker than expected during the first half of the year. Notwithstanding the successful launch of the Euro, some unexpected factors dampened the short-term economic prospects of the region. First among these was the war in Kosovo. Besides creating uncertainty and stress, the war highlighted the need for stronger political bodies and more effective policymaking at the European level. At the individual country level, governments had to add the warfare in Kosovo to their already challenging agendas aimed at structural reform of the labor markets, fiscal systems, pension systems and welfare systems. The internal debates regarding these issues were fierce, as evidenced by the sudden resignation of Germany's economic minister, Mr. Lafontaine, a symbol of the "old guard."

     The European Central Bank reacted promptly to the slow economic growth recorded in the first quarter of 1999, reducing its benchmark refinancing rate by 0.50% to 2.5% on April 9, 1999. Similarly, the Bank of England and the Swiss National Bank reduced their rates. In late April 1999, prospects of peace in Kosovo, combined with signs of economic improvement in Europe, renewed expectations of stronger growth in the second half of 1999. This, together with strong news flow of corporate restructurings, mergers and acquisitions, renewed optimism and pushed the European stock markets up.

     The positive performance of European equities in the first half of this year was completely offset by the adverse movement of the currency. The Euro declined 12% against the US Dollar during the six-month period ended June 30, 1999. The US Dollar was pushed up by the unexpected strong growth of the US economy, coupled with the widened differential between US and European interest rates.

     Notwithstanding the obstacles facing Europe during the first half of 1999, the Lipper Prime Europe Equity Fund Premier Shares generated a return of 6.7% on a Euro-denominated basis. For the three-year period ended June 30, 1999, the Fund was awarded five stars by Morningstar, Inc. (its highest rating) out of 987 international equity funds.* However, as a result of the 12% decline in the Euro, the Fund's Premier Shares generated a return of
 -5.32% on a dollar-denominated basis. We expect this discrepancy to reverse itself as European economic growth accelerates in the second half of 1999, the differential between European and U.S. long-term interest rates shrinks and the Euro strengthens versus the US Dollar.

     Throughout the first half of 1999, the Fund was highly diversified, with approximately 60-70 securities representing approximately twenty industries invested in twelve Western European countries. During the year, the investment adviser continued to position the Fund to benefit from the positive changes occurring throughout Europe (including the continued integration of the region and industry consolidation) by focusing on companies with sound financial positions and high growth prospects. In particular, our analysts targeted companies that offer competitive products or services, maintain leading positions in their industries, have histories of consistently strong financial performance and present earnings growth prospects superior to the market average.

     The Fund's country allocation decisions typically reflect the equity market capitalization across the region, with the United Kingdom representing the largest allocation at approximately 30% of the portfolio's assets. In the first half of 1999, the Fund was relatively neutral with respect to this allocation. Given our outlook for 1999 of moderate economic growth across the region, we do not anticipate any significant over or underweighting of any country relative to our current allocation.

     Our outlook for Europe in the second half of 1999 is positive. Notwithstanding the difficulties impacting the region during the first half of the year, we expect economic growth to accelerate in the second half of the year, supported by increases in private consumption, increases in exports, continued low inflation and a stabilizing currency environment. Further, based upon current valuations across continental Europe, we believe investing in the region is attractive relative to other financial markets.

     Given our current outlook for Europe, we believe the prospects for Lipper Prime Europe Equity Fund in the second half of 1999 are strong. The Fund is well positioned in growth stocks, which should benefit from the expected acceleration in internal consumption and the opportunities stemming from the structural changes taking place in European companies. The Lipper Prime Europe Equity Fund remains dedicated to superior long-term results, which we believe are best achieved by adhering to a rigorous and disciplined investment strategy designed to generate positive results and preserve capital under various market conditions.

     We hope you find the enclosed report informative. We appreciate your participation in The Lipper Funds, Inc.




                                            Sincerely,


                                            /S/ KENNETH LIPPER

                                            KENNETH LIPPER
                                            President and Chairman of the Board


----------
* Past performance is no guarantee of future results. The Morningstar, Inc. ratings reflect risk-adjusted performance for the Lipper Prime Europe Equity Fund's Premier, Retail and Group Retirement Plan Shares as of 6/30/99. These classes have a common portfolio. The Morningstar, Inc. ratings may change monthly and are calculated from a fund's three, five and ten-year (as available) average annual total returns (which include reinvestment of dividends and capital gains) in excess of 90-day treasury bill returns, with appropriate fee adjustments and a risk factor reflecting fund performance below 90-day treasury bill returns. The top 10% of funds in each broad asset class receive five stars. Fee waivers and reimbursements were in effect for the Lipper Prime Europe Equity Fund during 1996, without which total returns would have been lower.

                                          LIPPER PRIME EUROPE EQUITY FUND
                                     (formerly Prime Lipper Europe Equity Fund)
                                              PORTFOLIO OF INVESTMENTS
                                             June 30, 1999 (Unaudited)

                                                                                    Shares              Value
                                                                                     -----              -----
COMMON AND PREFERRED STOCKS (94.1%)
Belgium (2.2%)
      Credit Communal Holding de Belique-DEXIA .................................     19,000          $ 2,829,474
                                                                                                     -----------
Denmark (0.7%)
      Bang & Olfufsen Holding A/S ..............................................     15,000              953,205
                                                                                                     -----------
Finland (1.5%)
   *  Nokia Oyj, Class A .......................................................     22,080            1,935,544
                                                                                                     -----------
France (13.6%)
      Axa ......................................................................     19,500            2,379,054
      Carrefour S.A. ...........................................................     19,000            2,792,245
      Dassault Systemes S.A. ...................................................     60,000            1,983,190
      Grand Optical Photoservice ...............................................     59,000            1,528,469
      Promodes S.A. ............................................................      3,000            1,969,267
      Sidel S.A. ...............................................................     20,000            2,431,805
      Societe Technip S.A. .....................................................     18,000            2,019,698
   *  Total Fina S.A., B Shares ................................................     21,020            2,711,908
                                                                                                     -----------
                                                                                                      17,815,636
                                                                                                     -----------
Germany (11.7%)
      Adidas-Salomon AG ........................................................     16,500            1,637,833
      Allianz Holding AG .......................................................     10,000            2,774,197
      Bayer AG .................................................................     74,000            3,083,174
      Bayerische Motoren Werke AG ..............................................      2,420            1,664,662
      Mannesmann AG ............................................................     20,000            2,984,582
      Porsche AG PFD ...........................................................        580            1,363,791
      Wella AG PFD .............................................................      2,550            1,854,020
                                                                                                     -----------
                                                                                                      15,362,259
                                                                                                     -----------
Ireland (1.7%)
      Bank of Ireland ..........................................................     68,000            1,132,574
      Ryanair Holding plc ......................................................    110,000            1,140,102
                                                                                                     -----------
                                                                                                       2,272,676
                                                                                                     -----------
Italy (6.5%)
      Alleanza Assicurazioni S.p.A. ............................................     79,900              918,770
      Banca Popolare Di Bergamo S.p.A ..........................................     57,300            1,258,691
      Bulgari S.p.A. ...........................................................    190,000            1,277,574
      ENI S.p.A. ...............................................................    374,190            2,234,373
      Rinascente ...............................................................     90,000              681,277
      Telecom Italia Mobile S.p.A. .............................................    370,080            2,209,832
                                                                                                     -----------
                                                                                                       8,580,517
                                                                                                     -----------
Netherlands (8.5%)
      Cap Gemini N.V. ..........................................................     26,000            1,775,074
      Getronics N.V. ...........................................................     34,000            1,307,895
      ING Groep N.V., Certificate Shares .......................................     40,212            2,177,208
      Koninklijke Ahold N.V. ...................................................     51,460            1,772,561
   *  Koninklijke Numico N.V. ..................................................     28,000              983,530
      VNU-Verenigde Nederlandse Uitgeversbedrijven .............................     35,000            1,398,701
      Wolters Kluwer N.V. ......................................................     43,000            1,711,751
                                                                                                     -----------
                                                                                                      11,126,720
                                                                                                     -----------

                      The accompanying notes are an integral part of the financial statements.

                                          LIPPER PRIME EUROPE EQUITY FUND
                                     (formerly Prime Lipper Europe Equity Fund)
                                       PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                             June 30, 1999 (Unaudited)

                                                                                    Shares              Value
                                                                                     -----              -----
Spain (5.1%)
      Banco Santander, S.A. ....................................................    162,000          $ 1,687,413
      Centros Comerciales Pryca, S.A. ..........................................     31,400              525,897
      Endesa S.A. ..............................................................     60,000            1,279,637
   *  Indra Sistemas S.A. ......................................................     50,000              500,181
   *  Telefonica Publicidad e Informacion, S.A. ................................     25,000              498,891
   *  Telefonica de Espana S.A. ................................................     46,000            2,215,913
                                                                                                     -----------
                                                                                                       6,707,932
                                                                                                     -----------
Sweden (3.6%)
      Enator AB ................................................................     39,000            1,169,725
      Ericsson LM, Class B .....................................................     80,700            2,586,538
      Skandia Forsakrings AB ...................................................     55,000            1,028,582
                                                                                                     -----------
                                                                                                       4,784,845
                                                                                                     -----------
Switzerland (9.5%)
      Disetronic Holding AG ....................................................        135              429,853
      Julius Baer Holding AG ...................................................        500            1,424,804
      Novartis AG, Bearer Registered ...........................................      3,200            4,672,585
      Roche Holding AG, DRC ....................................................        355            3,649,106
      Zurich Allied AG .........................................................      4,000            2,274,540
                                                                                                     -----------
                                                                                                      12,450,888
                                                                                                     -----------
United Kingdom (29.5%)
      Astrazeneca plc ..........................................................     79,000            3,055,895
      Boots plc ................................................................    119,975            1,424,987
      British Telecommunications plc ...........................................    264,000            4,423,581
      Cadbury Schweppes plc ....................................................    333,278            2,122,388
      Compass Group plc ........................................................    156,700            1,553,662
      Glaxo Wellcome plc .......................................................    145,000            4,029,556
      Invensys plc .............................................................    503,100            2,381,081
      Lloyds TSB Group plc .....................................................    231,323            3,135,841
      Misys plc ................................................................    220,000            1,883,039
      Pearson plc ..............................................................    113,000            2,295,980
      PizzaExpress plc .........................................................    125,000            1,793,033
      SEMA Group plc ...........................................................    180,000            1,736,444
      SmithKline Beecham plc ...................................................    225,000            2,924,220
      Smiths Industries plc ....................................................    130,000            1,717,213
      The Sage Group plc .......................................................     38,500            1,377,601
      Vodafone Airtouch plc ....................................................    140,800            2,774,275
                                                                                                     -----------
                                                                                                      38,628,796
                                                                                                     -----------

TOTAL INVESTMENTS (94.1%) (Cost $106,366,490) ..................................                     123,448,492
OTHER ASSETS AND LIABILITIES (5.9%) ............................................                       7,676,920
                                                                                                     -----------
NET ASSETS (100%) ..............................................................                    $131,125,412
                                                                                                     ===========


--------------
*    Non-Income Producing Security

                      The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND
                   (formerly Prime Lipper Europe Equity Fund)
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            June 30, 1999 (Unaudited)


Foreign Currency Exchange Contract Information:

     Under the terms of foreign currency exchange contracts open at June 30, 1999, the Fund is obligated to deliver U.S. dollars in exchange for foreign currency as indicated below:


                                                                                                         Net
    Currency to                             Settlement                                               Unrealized
      Deliver                Value             Date            In Exchange for           Value          Loss
  --------------           ---------         --------         -----------------        --------       ---------
USD        253,301        $  253,301         06/30/99         DKK      1,817,436      $  252,702      $  (599)
USD         38,583            38,583         07/01/99         DKK        277,370          38,567          (16)
USD        424,751           424,751         07/02/99         DKK      3,054,386         424,692          (59)
USD        826,941           826,941         06/30/99          EU        797,128         822,078       (4,863)
USD        143,521           143,521         07/01/99         CHF        222,242         142,958         (563)
                           ---------                                                   ---------       ------
                          $1,687,097                                                  $1,680,997      $(6,100)
                           =========                                                   =========       ======

------------
CHF       Swiss Franc

DKK       Danish Krone

EU        European Union

USD       U.S. Dollar




    The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND
                   (formerly Prime Lipper Europe Equity Fund)
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                            June 30, 1999 (Unaudited)


            Summary of Foreign Securities by Industry Classification

                                                        Percent of
                                                           Net
Industry                                                  Assets         Value
--------                                                 --------      ---------
Automobiles ....................................           2.3%     $  3,028,454
Banking ........................................           8.7        11,468,798
Broadcast & Publishing .........................           4.1         5,406,433
Business & Public Service ......................           5.2         6,836,504
Chemicals ......................................           2.4         3,083,174
Computer Services ..............................           4.3         5,641,302
Consumer Services ..............................           1.4         1,793,033
Data Processing ................................           1.0         1,307,895
Electrical/Components/Instruments ..............           1.8         2,381,081
Electrical/Electronics .........................           3.4         4,522,082
Energy Sources .................................           3.8         4,946,282
Financial Services .............................           1.7         2,274,540
Food & Household Products ......................           2.4         3,105,918
Health & Personal Care .........................          12.6        16,585,678
Insurance ......................................           7.1         9,277,811
Machinery & Engineering ........................           4.7         6,168,716
Merchandising ..................................           8.2        10,694,703
Pharmaceuticals ................................           3.1         4,029,555
Recreation & Other Consumer Goods ..............           3.0         3,868,612
Telecommunications .............................          11.1        14,608,182
Transportation .................................           0.8         1,140,102
Utilities-- Electric/Gas .......................           1.0         1,279,637
                                                         -----      ------------
Total Investments ..............................          94.1       123,448,492
Net Other Assets and Liabilities ...............           5.9         7,676,920
                                                         -----      ------------
Net Assets .....................................         100.0%     $131,125,412
                                                         =====      ============





    The accompanying notes are an integral part of the financial statements.

                                              LIPPER PRIME EUROPE EQUITY FUND
                                        (formerly Prime Lipper Europe Equity Fund)
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                 June 30, 1999 (Unaudited)

Assets:
   Investments, at value (Cost $106,366,490) ........................................................         $123,448,492
   Cash .............................................................................................           10,037,521
   Dividends Receivable .............................................................................              320,095
   Deferred Organization Costs ......................................................................               32,973
   Prepaid Assets ...................................................................................               12,536
                                                                                                              ------------
           Total Assets .............................................................................          133,851,617
                                                                                                              ------------
Liabilities:
   Payable for Investments Purchased ................................................................            2,456,942
   Unrealized Depreciation on Foreign Currency Contracts ............................................                6,100
   Investment Advisory Fees Payable .................................................................              117,404
   Administrative Fees Payable ......................................................................               23,132
   Custodian Fees Payable ...........................................................................               51,888
   Directors' Fees Payable ..........................................................................               11,988
   Distribution Fees Payable-- Retail Shares ........................................................               11,684
   Shareholder Servicing Fees Payable - Group Retirement Plan Shares ................................                5,869
   Other Liabilities ................................................................................               41,198
                                                                                                              ------------
           Total Liabilities ........................................................................            2,726,205
                                                                                                              ------------

Net Assets ..........................................................................................         $131,125,412
                                                                                                              ============
Net Assets Consist of:
   Paid in Capital ..................................................................................         $105,236,483
   Undistributed Net Investment Income ..............................................................              163,381
   Accumulated Net Realized Gain ....................................................................            8,641,102
   Unrealized Appreciation on Investments and Foreign Currency Translations .........................           17,084,446
                                                                                                              ------------
                                                                                                              $131,125,412
                                                                                                              ============
Premier Shares:
   Net Assets .......................................................................................         $124,939,354
   Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) .......................            9,360,669
   Net Asset Value, Offering and Redemption Price Per Share .........................................         $      13.35
                                                                                                              ============
Retail Shares:
   Net Assets .......................................................................................         $  3,476,859
   Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) .......................              261,750
   Net Asset Value, Offering and Redemption Price Per Share .........................................         $      13.28
                                                                                                              ============
Group Retirement Plan Shares:
   Net Assets .......................................................................................         $  2,709,199
   Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) .......................              203,948
   Net Asset Value, Offering and Redemption Price Per Share .........................................         $      13.28
                                                                                                              ============




    The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND
                   (formerly Prime Lipper Europe Equity Fund)
                             STATEMENT OF OPERATIONS
               For the Six Months Ended June 30, 1999 (Unaudited)

Investment Income
   Dividends ................................................      $  1,245,170
   Interest .................................................            97,767
   Less:  Foreign Taxes Withheld ............................          (144,541)
                                                                   ------------
           Total Income .....................................         1,198,396
                                                                   ------------
Expenses
   Investment Advisory Fees .................................           699,314
   Administrative Fees ......................................           127,527
   Custodian Fees ...........................................            52,850
   Professional Fees ........................................            22,504
   Registration and Filing Fees .............................            18,891
   Directors' Fees ..........................................            10,730
   Amortization of Organization Costs .......................             9,312
   Distribution Fees--Retail Shares .........................             3,737
   Servicing Fees--Group Retirement Plan Shares .............             3,317
   Other Expenses ...........................................            28,123
                                                                   ------------
           Total Expenses ...................................           976,305
                                                                   ------------
           Net Investment Income ............................           222,091
                                                                   ------------
Net Realized Gain (Loss) From:
   Investments sold .........................................         4,407,677
   Foreign Currency Transactions ............................           (58,464)
                                                                   ------------
Total Net Realized Gain .....................................         4,349,213
                                                                   ------------
Net Change in Unrealized Appreciation/Depreciation:
   Investments ..............................................       (11,468,939)
   Foreign Currency Translations ............................               703
                                                                   ------------
Net Change in Unrealized Appreciation/Depreciation ..........       (11,468,236)
                                                                   ------------
Total Net Realized Gain and Net Change in
    Unrealized Appreciation/Depreciation ....................        (7,119,023)
                                                                   ------------
Net Decrease in Net Assets
    Resulting from Operations ...............................      $ (6,896,932)
                                                                   ============




    The accompanying notes are an integral part of the financial statements.

                         LIPPER PRIME EUROPE EQUITY FUND
                   (formerly Prime Lipper Europe Equity Fund)
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                    Six Months                Year Ended
                                                                                       Ended                  December 31,
                                                                                   June 30, 1999                  1998
                                                                                   -------------             -------------
                                                                                   (Unaudited)
Increase (Decrease) in Net Assets Resulting From Operations:
   Net Investment Income (Loss) .........................................          $     222,091             $     (77,367)
   Net Realized Gain ....................................................              4,349,213                12,900,178
   Net Change in Unrealized Appreciation/Depreciation ...................            (11,468,236)               14,452,802
                                                                                   -------------             -------------
           Net Increase (Decrease) in Net Assets
            Resulting from Operations ...................................             (6,896,932)               27,275,613
                                                                                   -------------             -------------
Distributions:
Premier Shares:
   From net realized gains ..............................................                     --               (11,390,232)
Retail Shares:
   From net realized gains ..............................................                     --                  (232,187)
Group Retirement Plan Shares:
   From net realized gains ..............................................                     --                  (210,280)
                                                                                   -------------             -------------
           Total Distributions ..........................................                     --               (11,832,699)
                                                                                   -------------             -------------
Capital Share Transactions:
Premier Shares:
   Issued--Regular ......................................................             17,474,992                23,551,688
         --Distributions Reinvested .....................................                     --                11,413,219
   Redeemed .............................................................            (10,380,184)               (8,372,885)
                                                                                   -------------             -------------
           Net Increase from Premier Shares .............................              7,094,808                26,592,022
                                                                                   -------------             -------------
Retail Shares:
   Issued--Regular ......................................................              1,440,768                 1,603,199
         --Distributions Reinvested .....................................                     --                   226,949
   Redeemed .............................................................               (259,516)                 (684,234)
                                                                                   -------------             -------------
           Net Increase from Retail Shares ..............................              1,181,252                 1,145,914
                                                                                   -------------             -------------
Group Retirement Plan Shares:
   Issued--Regular ......................................................                586,966                 1,238,603
         --Distributions Reinvested .....................................                     --                   209,098
   Redeemed .............................................................                (36,811)                 (297,247)
                                                                                   -------------             -------------
           Net Increase from Group Retirement Plan Shares ...............                550,155                 1,150,454
                                                                                   -------------             -------------
Net Increase in Net Assets From Capital Share Transactions ..............              8,826,215                28,888,390
                                                                                   -------------             -------------
           Total Increase ...............................................              1,929,283                44,331,304
Net Assets:
   Beginning of Period ..................................................            129,196,129                84,864,825
                                                                                   -------------             -------------
   End of Period (A) ....................................................          $ 131,125,412             $ 129,196,129
                                                                                   =============             =============

-------------
(A) Includes accumulated net investment income (loss) ...................          $     163,271             $     (58,710)
                                                                                   =============             =============



    The accompanying notes are an integral part of the financial statements.

                                                    LIPPER PRIME EUROPE EQUITY FUND
                                              (formerly Prime Lipper Europe Equity Fund)
                                                         FINANCIAL HIGHLIGHTS
                                                   Selected Per Share Data & Ratios
                                            For a share outstanding throughout each period

                                                               Premier            Premier             Premier          Premier
                                                               Shares             Shares              Shares           Shares
                                                            -----------         -----------        -----------       -----------
                                                             Six Months                                                April 1,
                                                               Ended            Year Ended          Year Ended        1996** to
                                                           June  30, 1999       December 31,        December 31,     December 31,
                                                             (Unaudited)           1998                1997              1996
                                                            -----------         -----------        -----------       -----------
Net Asset Value, Beginning of Period ..................     $     14.10         $     11.74        $     11.25       $     10.00
                                                            -----------         -----------        -----------       -----------
Income From Investment Operations:
  Net Investment Income (Loss)(1) .....................            0.02               (0.01)              0.05              0.04
  Net Realized and Unrealized Gain (Loss)
    on Investments ....................................           (0.77)               3.79               2.06              1.62
                                                            -----------         -----------        -----------       -----------
        Total From Investment Operations ..............           (0.75)               3.78               2.11              1.66
                                                            -----------         -----------        -----------       -----------
Distributions:
  Net Investment Income ...............................            --                  --                (0.03)            (0.02)
  In Excess of Net Investment Income ..................            --                  --                  --+              --
  Net Realized Gain ...................................            --                 (1.42)             (1.59)            (0.39)
                                                            -----------         -----------        -----------       -----------
        Total Distributions ...........................            --                 (1.42)             (1.62)            (0.41)
                                                            -----------         -----------        -----------       -----------
Net Asset Value, End of Period ........................     $     13.35         $     14.10        $     11.74       $     11.25
                                                            -----------         -----------        -----------       -----------
Total Return ..........................................           (5.32)%             32.29%             18.83%            16.68%(2)
                                                            ===========         ===========        ===========       ===========
Ratios and Supplemental Data:
Net Assets, End of Period (000's) .....................     $   124,939         $   124,406        $    82,787       $    62,942
Ratios After Expense Waiver and/or Reimbursement:
  Expenses to Average Net Assets ......................            1.53%*              1.54%              1.59%             1.60%*
  Net Investment Income (Loss) to Average Net Assets...            0.36%*             (0.06)%             0.43%             0.53%*
Ratios Before Expense Waiver and/or Reimbursement:
  Expenses to Average Net Assets ......................            --                  --                 --                1.78%*
  Net Investment Income (Loss) to Average Net Assets...            --                  --                 --                0.35%*
Portfolio Turnover Rate ...............................              40%                 61%                71%               34%



                                                               Retail             Retail              Retail            Retail
                                                               Shares             Shares              Shares            Shares
                                                            -----------         -----------        -----------       -----------
                                                             Six Months                                                April 11,
                                                               Ended            Year Ended          Year Ended        1996*** to
                                                           June  30, 1999       December 31,        December 31,     December 31,
                                                             (Unaudited)           1998                1997              1996
                                                            -----------         -----------        -----------       -----------
Net Asset Value, Beginning of Period ..................     $     14.05         $     11.73        $     11.25       $      9.93
                                                            -----------         -----------        -----------       -----------
Income From Investment Operations:
  Net Investment Income (Loss)(1) .....................            0.01               (0.03)              0.02             (0.01)
  Net Realized and Unrealized Gain (Loss)
    on Investments ....................................           (0.78)               3.77               2.05              1.73
                                                            -----------         -----------        -----------       -----------
        Total From Investment Operations ..............           (0.77)               3.74               2.07              1.72
                                                            -----------         -----------        -----------       -----------
Distributions:
  Net Investment Income ...............................            --                  --                 --               (0.01)
  In Excess of Net Investment Income ..................            --                  --                 --+               --
  Net Realized Gain ...................................            --                 (1.42)             (1.59)            (0.39)
                                                            -----------         -----------        -----------       -----------
        Total Distributions ...........................            --                 (1.42)             (1.59)            (0.40)
                                                            -----------         -----------        -----------       -----------
Net Asset Value, End of Period ........................     $     13.28         $     14.05        $     11.73       $     11.25
                                                            -----------         -----------        -----------       -----------
Total Return ..........................................           (5.48)%             31.96%             18.49%            17.37%(2)
                                                            ===========         ===========        ===========       ===========
Ratios and Supplemental Data:
Net Assets, End of Period (000's) .....................     $     3,477         $     2,472        $     1,137       $       609
Ratios After Expense Waiver and/or Reimbursement:
  Expenses to Average Net Assets ......................            1.78%*              1.79%              1.84%             1.85%*
  Net Investment Income (Loss) to Average Net Assets...            0.12%*             (0.25)%             0.16%            (0.13)%*
Ratios Before Expense Waiver and/or Reimbursement:
  Expenses to Average Net Assets ......................            --                  --                 --                2.07%*
  Net Investment Income (Loss) to Average Net Assets...            --                  --                 --               (0.35)%*
Portfolio Turnover Rate ...............................              40%                 61%                71%               34%



                                                               Group              Group               Group            Group
                                                             Retirement         Retirement          Retirement       Retirement
                                                               Plan                Plan                Plan             Plan
                                                              Shares              Shares              Shares           Shares
                                                            -----------         -----------        -----------       -----------
                                                             Six Months                                               April 12,
                                                               Ended            Year Ended          Year Ended        1996*** to
                                                           June  30, 1999       December 31,        December 31,     December 31,
                                                             (Unaudited)           1998                1997              1996
                                                            -----------         -----------        -----------       -----------
Net Asset Value, Beginning of Period ..................     $     14.05         $     11.72        $     11.24       $      9.92
                                                            -----------         -----------        -----------       -----------
Income From Investment Operations:
  Net Investment Income (Loss)(1) .....................            0.01               (0.03)              0.03             (0.02)
  Net Realized and Unrealized Gain (Loss)
    on Investments ....................................           (0.78)               3.78               2.05              1.74
                                                            -----------         -----------        -----------       -----------
        Total From Investment Operations ..............           (0.77)               3.75               2.08              1.72
                                                            -----------         -----------        -----------       -----------
Distributions:
  Net Investment Income ...............................            --                  --                (0.01)            (0.01)
  In Excess of Net Investment Income ..................            --                  --                  --+              --
  Net Realized Gain ...................................            --                 (1.42)             (1.59)            (0.39)
                                                            -----------         -----------        -----------       -----------
        Total Distributions ...........................            --                 (1.42)             (1.60)            (0.40)
                                                            -----------         -----------        -----------       -----------
Net Asset Value, End of Period ........................     $     13.28         $     14.05        $     11.72       $     11.24
                                                            -----------         -----------        -----------       -----------
Total Return ..........................................           (5.48)%             32.08%             18.60%            17.40%(2)
                                                            ===========         ===========        ===========       ===========
Ratios and Supplemental Data:
Net Assets, End of Period (000's) .....................     $     2,709         $     2,318        $       941       $       195
Ratios After Expense Waiver and/or Reimbursement:
  Expenses to Average Net Assets ......................            1.78%*              1.79%              1.84%             1.85%*
  Net Investment Income (Loss) to Average Net Assets...            0.12%*             (0.29)%             0.34%            (0.43)%*
Ratios Before Expense Waiver and/or Reimbursement:
  Expenses to Average Net Assets ......................            --                  --                 --                2.04%*
  Net Investment Income (Loss) to Average Net Assets...            --                  --                 --               (0.62)%*
Portfolio Turnover Rate ...............................              40%                 61%                71%               34%

------------

*    Annualized

**   Commencement of Fund Operations

***  Initial offering of shares by the Fund

+    Amount is less than $0.01 per share

(1) The effect to net investment income per share by voluntarily waived fees and reimbursed expenses were:

                                                       Period Ended
                                                     December 31, 1996
                                                       -------------
                  Premier Shares                           $0.01
                  Retail Shares                            $0.02
                  Group Retirement Plan Shares             $0.01

     There were no waivers or reimbursements for the six months ended June 30, 1999 or for the years ended December 31, 1998 or 1997.

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the periods shown. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                        LIPPER PRIME EUROPE EQUITY FUND
                   (formerly Prime Lipper Europe Equity Fund)
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of June 30, 1999 the Company was comprised of three diversified portfolios: Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Lipper Prime Europe Equity Fund (formerly Prime Lipper Europe Equity Fund). These financial statements pertain to the Lipper Prime Europe Equity Fund only. The financial statements of the remaining Funds are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper Prime Europe Equity Fund (the "Fund") was funded on April 1, 1996 with a contribution of securities to the Fund from a corresponding limited partnership (see Note G). The Lipper Prime Europe Equity Fund changed its name effective June 30, 1999. The change applies to all three classes of shares.

     The Lipper Prime Europe Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio of common stocks of issuers located in Europe that have strong levels of growth based on such factors as liquidity, financial strength, earnings growth, industry position and management.

A. Significant Accounting Policies. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. Federal Income Taxes: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or repatriated and are accrued when the related income is earned.

     At June 30, 1999 the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

       Cost            Appreciation       (Depreciation)        Net Appreciation
    -----------         ----------          -----------           ------------
   $ 106,366,490       $ 19,864,986        $ (2,782,984)          $ 17,082,002

     3. Foreign Currency Translation And Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars quoted by a major U.S. or foreign bank. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S.
Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the

                        LIPPER PRIME EUROPE EQUITY FUND
                   (formerly Prime Lipper Europe Equity Fund)
              NOTES TO FINANCIAL STATEMENTS (Unaudited)-(Continued)

amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     4. Forward Foreign Currency Exchange Contract: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses, when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date at default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     5. Distributions To Shareholders: The Fund intends to distribute substantially all of its net investment income annually. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs, foreign currency transactions, post-October losses and losses due to wash sales transactions.

     Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid in capital.

     6. Organization Costs: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     7. Other: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. The Company has a $20 million line of credit with The Chase Manhattan Bank which is available to meet temporary cash needs of the company. The company pays a commitment fee for this line of credit.

     B. Advisory Services: Prime Lipper Asset Management (the "Adviser") serves as the investment adviser to the Fund. Under the terms the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 1.10% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                        LIPPER PRIME EUROPE EQUITY FUND
                   (formerly Prime Lipper Europe Equity Fund)
              NOTES TO FINANCIAL STATEMENTS (Unaudited)-(Continued)


                                                       Group Retirement
             Premier Shares         Retail Shares         Plan Shares
             --------------         -------------      ----------------
                 1.60%                  1.85%                 1.85%


     No waivers or reimbursements were received by the Fund for the six months ended June 30, 1999.

     C. Administrative Services: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

     D. Directors' Fees: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

     E.  Distribution  Services:  Lipper & Company,  L. P., an  affiliate of the
Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

     F. Purchases And Sales: For the six months ended June 30, 1999, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                    Purchases                              Sales
                   ----------                           ----------
                   $32,280,309                          $23,898,498

     There were no purchases or sales of long-term U.S. Government securities.

     G. Limited Partnership Transfers: The Fund was formed as a successor investment vehicle for a limited partnership (the "Partnership") for which the Adviser acted as general partner and investment adviser since inception. On April 1, 1996, the Fund exchanged Premier Shares for portfolio securities of the Partnership (the "Transfer"). Premier Shares issued by the Fund in the Transfer were issued at the net asset value of Premier Shares prior to the Transfer. Premier Shares received in the Transfer have been distributed to the Partnership's limited partners who elected to participate in the Transfer. Securities valued at $50,208,413 at the date of Transfer with unrealized appreciation of $7,587,935 were contributed to the Fund on a tax free basis. To the extent that the Fund acquired securities in the Transfer that had appreciated in value from the date originally acquired by its corresponding Partnership, the Transfer may have adverse tax consequences to investors who subsequently acquire shares of the Fund.

     H. Other: Capital share transactions for the Fund, by class of shares, were as follows:

                                                Six Months Ended      Year Ended
                                                  June 30, l999    December 31, 1998
                                                ----------------   -----------------
Premier Shares:
   Issued--Regular .......................         1,273,489          1,605,948
         --Distributions Reinvested ......                --            797,991
   Redeemed ..............................          (738,937)          (631,722)
                                                  ----------         ----------
Net Increase .............................           534,552          1,772,217
                                                  ----------         ----------
Retail Shares:
   Issued--Regular .......................           104,976            113,663
         --Distributions Reinvested ......                --             15,887
   Redeemed ..............................           (19,149)           (50,514)
                                                  ----------         ----------
Net Increase .............................            85,827             79,036
                                                  ----------         ----------
Group Retirement Plan Shares:
   Issued--Regular .......................            41,531             90,078
         --Distributions Reinvested ......                --             14,661
   Redeemed ..............................            (2,664)           (19,882)
                                                  ----------         ----------
Net Increase .............................            38,867             84,857
                                                  ----------         ----------

     I. Other: At June 30, 1999, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for the Fund was as follows:

                                          No. Of
                                       Shareholders               Ownership
                                       ------------               ---------
         Premier Shares                      1                       12.5%
         Retail Shares                       2                       56.7%
         Group Retirement Shares             3                       98.9%

     Transactions by shareholders holding a significant ownership percentage of the Fund can have an impact on other shareholders of the Fund.

Board of Directors                  Kenneth Lipper
------------------------            Director, President and Chairman

                                    Abraham Biderman
                                    Director, Executive Vice President,
                                    Secretary and Treasurer

                                    Stanley Brezenoff
                                    Director

                                    Martin Maltz
                                    Director

                                    Irwin Russell
                                    Director


Investment Adviser                  Prime Lipper Asset Management
------------------------            101 Park Avenue, 6th Floor
                                    New York, NY 10178
                                    (212) 883-6333



Distributor                         Lipper & Company, L.P.
------------------------            101 Park Avenue, 6th Floor
                                    New York, NY 10178



Administrator and                   Chase Global Funds Services Company
------------------------            73 Tremont Street, 9th floor
Transfer Agent                      Boston, MA 02108
                                    1-800-LIPPER9



Custodian                           The Chase Manhattan Bank
------------------------            770 Broadway
                                    New York, NY 10003



Legal Counsel                       Simpson Thacher & Bartlett
------------------------            425 Lexington Avenue
                                    New York, NY 10017



Independent Accountants             PricewaterhouseCoopers LLP
------------------------            1177 Avenue of the Americas
                                    New York, NY 10036



For more complete information concerning The Lipper Funds, Inc., including a prospectus, please call 1-800-LIPPER9. European investments involve currency and other risks, which may include political and market risks. Please read the prospectus carefully before investing.

Lipper & Company, L.P., Distributor. The Lipper Funds, Inc. is not affiliated with Lipper Inc.